As filed with the Securities and Exchange Commission on December 29, 2023

1933 Act Registration Number – 333-189704

1940 Act Registration Number – 811-22858

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 26

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 25

WST Investment Trust

(Exact Name of Registrant as Specified in Charter)

150 West Main Street, Suite 1700

Norfolk, VA 23510 (Address of Principal Office)

Registrant’s Telephone Number, including Area Code: 757-623-3676

Roger H. Scheffel Jr.

150 West Main Street, Suite 1700

Norfolk, VA 23510

(Name and Address of Agent for Service)

With copy to:

Thomas W. Steed III, Esq.

Kilpatrick Townsend & Stockton LLP

4208 Six Forks Road

Raleigh, NC 27609

and

Carol J. Highsmith

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Approximate date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement. It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	on (date) pursuant to paragraph (a) (1)
☐	75 days after filing pursuant to paragraph (a) (2)
☐	on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

December 29, 2023

WSTCM CREDIT SELECT
RISK-MANAGED FUND

Investor Shares (Ticker Symbol: WAMBX)

Institutional Shares (Ticker Symbol: WAMIX)

A series of the

WST Investment Trust

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK/RETURN SUMMARY: WSTCM CREDIT SELECT RISK-MANAGED FUND	1
INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS OF THE FUND	10
MANAGEMENT OF THE FUND	17
INVESTMENT ADVISOR	17
BOARD OF TRUSTEES	18
ADMINISTRATOR AND TRANSFER AGENT	18
DISTRIBUTOR	19
EXPENSES OF THE FUND	19
INVESTING IN THE FUND	19
MINIMUM INVESTMENT	19
CHOOSING A SHARE CLASS	20
INVESTOR SHARES	20
INSTITUTIONAL SHARES	20
DISTRIBUTION OF SHARES	20
PRICING OF SHARES	21
PURCHASING SHARES	22
REDEEMING SHARES	25
FREQUENT TRADING POLICIES	28
BENCHMARK DESCRIPTION	29
DISTRIBUTIONS	29
FEDERAL TAXES	29
FINANCIAL HIGHLIGHTS	30
PRIVACY NOTICE	33
ADDITIONAL INFORMATION	Back Cover

RISK/RETURN SUMMARY:
WSTCM CREDIT SELECT RISK-MANAGED FUND

INVESTMENT OBJECTIVE

The investment objective of the WSTCM Credit Select Risk-Managed Fund (the “Fund”) is to seek total return from income and capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)

	Investor Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.59%	0.29%
Acquired Fund Fees and Expenses	0.30%	0.30%
Total Annual Fund Operating Expenses(1)	1.74%	1.19%
Management Fee Waivers and Expense Reimbursements(2)	(0.04%)	(0.01%)
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements(1) (2)	1.70%	1.18%

(1)	“Total Annual Fund Operating Expenses” will not correlate to the ratios of expenses to average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
(2)	Wilbanks, Smith & Thomas Asset Management, LLC, d./b/a WST Capital Management (the “Advisor”) has entered into an Expense Limitation Agreement with the Fund under which it has contractually agreed to waive or reduce Management Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and payments, if any, under a Rule 12b 1 Distribution Plan) to not more than 1.15% of the average daily net assets allocable to each class of the Fund. The Expense Limitation Agreement is currently in effect until January 1, 2025. The Expense Limitation Agreement may be terminated by the WST Investment Trust (the “Trust”) or the Advisor at the end of its then current term upon not less than 90 days’ notice. The Trust’s Board of Trustees (the “Board” or “Trustees”) may terminate the Expense Limitation Agreement at any time.

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Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except the contractual arrangement to waive Management Fees and reimburse expenses remains in effect only until January 1, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$173	$544	$940	$2,048
Institutional Shares	$120	$377	$653	$1,442

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 879% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Fund, whose primary investment strategy involves investing in other investment companies, such as exchange traded funds (“ETFs”) and other mutual funds (e.g. open-end and closed-end mutual funds).

To achieve its investment objective, the Fund will generally invest in a combination of (i) U.S. high-yield debt securities (commonly known as “junk” bonds, and referred to herein as “High-Yield Securities”) and (ii) U.S. investment grade debt securities and U.S. Treasury debt obligations (collectively, “Investment Grade Securities”). Debt securities are also known as fixed-income securities. The Fund defines High-Yield Securities as those rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) and defines Investment Grade Securities as those rated Baa or better by Moody’s or BBB or better by S&P or Fitch or, if securities are unrated, as determined by the Wilbanks, Smith & Thomas Asset Management, LLC, d/b/a WST Capital Management (the “Advisor”) to be of similar credit quality. Although the Fund may invest directly in debt securities, it will primarily invest in such securities indirectly through ETFs, open-end and closed-end mutual funds, and/or baskets of securities (i.e. pre-selected groups of securities that are related by index or sector and made available through certain brokers at a discounted brokerage rate) that each invest primarily in debt securities.

The Advisor allocates assets between High-Yield Securities and Investment Grade Securities using a proprietary quantitative model, its “Credit Select Risk-Managed Strategy.” This strategy employs a combination of short-, intermediate- and long-term trend-following techniques to identify periods of favorable or unfavorable market conditions for High-Yield Securities. In allocating portfolio investments between

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High-Yield Securities and Investment Grade Securities, the Advisor may consider multiple factors, including those related to credit, duration, Federal Reserve policy and the Advisor’s expectations for the future course of interest rates and the then-prevailing price and yield levels in the debt market. Normally, the investment universe for the Credit Select Risk-Managed Strategy is comprised of approximately 10 to 20 ETFs that invest in High-Yield Securities and 5 to 10 ETFs that invest in Investment Grade Securities that are selected by the Advisor. The Advisor selects securities for their potential for interest income, capital appreciation, or both. The Fund invests without restriction as to issuer credit quality, capitalization or security maturity.

Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested directly or indirectly in U.S. bonds. The Fund shareholders will be provided with at least 60 days’ prior notice of any change to the foregoing policy.

The Fund’s investment allocations, determined by the Credit Select Risk-Managed Strategy, may change frequently and as a result, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during the year. A higher portfolio turnover rate indicates a greater number of changes. Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be significantly greater than 100%.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund is not intended to be a complete investment program. Generally, the Fund will be subject to the following principal risks:

Market Risk: Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general bond market conditions. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, military actions, environmental events, trade disputes, and epidemics, pandemics or other public health issues, or military hostilities. For example, the novel coronavirus disease (COVID-19) that emerged in late 2019 resulted in and may continue to result in cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the long term effects of which are difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets for whatever reason may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and, therefore, adversely affect the Fund, and you could lose money over short- or long-term periods.

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Investment Model Risk: The share price of the Fund changes daily based on the performance of the securities in which it invests, the selection of which are determined primarily by the Credit Select Risk-Managed Strategy (the “Credit Select Risk-Managed Model”). The ability of the Fund to meet its investment objective is directly related to the ability of the Credit Select Risk-Managed Model to accurately measure market risk or volatility and appropriately react to current and developing market trends. There can be no assurance that the use of the Credit Select Risk-Managed Model will enable the Fund to achieve positive returns or outperform the market. If the Credit Select Risk-Managed Model and Advisor fail to accurately evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected.

Exchange Traded Funds (“ETFs”) Risk: An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded), including the risk that the general level of security prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to a conventional mutual fund: (1) the market price of the ETF’s shares may trade at a discount to its net asset value (“NAV”) due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities, accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF); (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; (4) ETF shares may be delisted from the exchange on which they trade; and (5) activation of “circuit breakers” by the exchange (which are tied to large decreases in stock prices) may halt trading of the ETF temporarily. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track. ETFs may be actively managed or indexed-based. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETF’s manager’s expectations regarding particular securities or markets are not met. An index-based ETF’s objective is to track the performance of a specific index. Index-based ETFs generally invest in a securities portfolio that includes substantially all of the securities (in substantially the same amount) included in the applicable index. Since passively managed ETFs are designed to track an index, securities may be purchased, retained and sold when an actively managed ETF would not do so. As a result, passively managed ETFs can expect greater risk of loss (and a corresponding prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities.

Risks Related to “Fund of Funds” Structure: Investments in ETFs and other investment companies (e.g., open-end and closed-end mutual funds) subject the Fund to paying its proportionate share of fees and expenses from those investments. In addition, under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to restrictions that may limit the amount of any particular ETF or other registered investment company that the Fund may own.

Since the Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies. By investing in the Fund, you will indirectly bear fees and expenses charged by the

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underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of the Fund’s distributions and therefore may increase the amount of your tax liability.

Additionally, the Fund is subject to the risks associated with the underlying holdings of the ETFs and other investment companies in which it invests. As described elsewhere in this Prospectus, the Fund will invest in a variety of ETFs and other investment companies, and, accordingly, such risks will vary.

Income Risk: A primary source of income for the Fund will be derived from the receipt, directly or indirectly, of interest payments from debt securities. An economic downturn or an increase in interest rates may have a negative or adverse effect on an issuer’s ability to timely make payments of principal and interest. If the issuer fails to make timely interest and/or principal payments, then the Fund’s current income will be adversely affected and reduced.

Interest Rate Risk: The value of the Fund’s debt securities will generally vary inversely with the direction of the prevailing interest rates. A rise in interest rates will normally cause the value of debt securities to decrease. Consequently, changes in interest rates may have a significant effect on the Fund, especially if the Fund is holding a significant portion of its assets in debt securities that are particularly sensitive to interest rate fluctuations, such as debt securities with long-term maturities, zero coupon bonds, and debentures. This risk is heightened given the Federal Reserve’s continued focus on the federal funds rate after a period of historically low rates and rising inflation. A rise or potential rise in interest rates may cause the Fund to lose value and increase redemptions, which could require the Advisor to liquidate portfolio securities at disadvantageous prices and times, resulting in losses to the Fund.

Credit Risk: Credit risk is the risk that the issuer of a debt security (including corporate, government and mortgage-backed securities) will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer fails to pay interest, the Fund’s income will be reduced. If the issuer fails to repay principal, the value of that debt security and of the Fund’s shares may be reduced. To the extent the Fund invests in lower rated debt securities (such as High Yield Securities), the Fund will be subject to a higher level of credit risk than a fund that invests only in the highest rated debt securities.

Corporate Debt Securities Risk: The Fund’s debt securities investments may directly or indirectly include corporate debt securities. Corporate debt obligations purchased by the Fund may be any credit quality, maturity or yield. Accordingly, the Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s, BBB by S&P or Fitch or, if not rated, of equivalent quality in the Advisor’s opinion). In addition, the Fund’s debt securities may include lower-rated debt securities including, without limitation, high-yield and/or junk bonds rated below Baa by Moody’s or BBB by S&P’s or Fitch (see “Junk Bonds or Lower-Rated Securities Risk” below). The Fund’s fixed-income securities investments are subject to risks of non-payment of interest and principal, the risk that bond demand in the marketplace will decrease periodically, and the risk that ratings of the various credit services (and the Advisor’s independent assessments of the securities’ creditworthiness) are or may become inaccurate.

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U.S. Government Securities Risk: Securities issued by the U.S. government or its agencies are subject to risks related to the creditworthiness of the U.S. government. In addition, such securities may not be backed by the “full faith and credit” of the U.S. government, but rather by a right to borrow from the U.S. government or the creditworthiness of the issuer itself. The value of any such securities may fluctuate with changes in credit ratings and market perceptions of the U.S. government and the issuers of the securities, as well as interest rates and other risks applicable to fixed-income securities generally.

Junk Bonds or Lower-Rated Securities Risk: Debt securities rated below Baa by Moody’s or BBB by S&P or Fitch are generally considered speculative in nature and are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher-rated debt securities. Lower-rated debt securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These debt securities are considered below “investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated debt securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. These risks can reduce the value of the Fund’s shares and the income it earns.

Liquidity Risk: Liquidity risk is the risk that the Fund may not be able to sell a particular investment at an advantageous time or price or at all. For example, if a debt security is downgraded or drops in price, the market demand for such security may be limited, making the security difficult to sell. Additionally, the market for certain securities may become illiquid under adverse market or economic conditions. Investments in debt securities, including below investment grade securities, tend to involve greater liquidity risk.

Maturity Risk: Maturity risk is another factor that can affect the value of the Fund’s debt security holdings. In general, but not in all cases, the longer the maturity of a debt security, the higher its yield and the greater its price sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The Fund will be subject to greater maturity risk to the extent it is invested in debt securities with longer maturities.

Prepayment Risk: Issuers of debt securities in which the Fund may invest may be able to prepay principal due on these securities. Declining interest rates may encourage issuers to pay off their debt obligations sooner than expected. This can reduce the effective maturity of the debt security and lower returns to the Fund, especially if the Fund reinvests its assets at a lower prevailing interest rate.

Regional and Sector Risk: Regional and sector risk is the risk that if the Fund invests heavily in securities within the same state, region, currency, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so focused. To the extent the Fund invests heavily in securities in any such area that experiences an adverse development, the value of the Fund’s portfolio may be negatively affected.

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Risks Related to Frequent Trading and Portfolio Turnover: As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates. Under normal circumstances, the anticipated annual portfolio turnover rate for the Fund is expected to be significantly greater than 100%.

PERFORMANCE SUMMARY

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one year, five years, and since inception compare with those of a broad-based securities market index. The bar chart and table show the performance of the Fund’s Institutional Shares. The Fund’s Investor Shares would have substantially similar annual returns and would differ only to the extent the Investor Shares have different expenses. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-515-4626 or by visiting www.wstcmfunds.com.

WSTCM Credit Select Risk-Managed Fund
Institutional Shares
Calendar Year Returns

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The year-to-date return of the Fund’s Institutional Shares through September 30, 2023 is 0.87%.

Quarterly Returns During This Time Period

Highest: 4.95% (quarter ended December 31, 2020)

Lowest: -1.59% (quarter ended March 31, 2022)

Average Annual Total Returns for Periods Ended December 31, 2022	One Year	Five Years	Since Inception (September 30, 2014)
WSTCM Credit Select Risk-Managed Fund – Institutional shares
Return Before Taxes	-2.30%	3.18%	3.55%
Return After Taxes on Distributions	-2.96%	1.96%	2.22%
Return After Taxes on Distributions and Sale of Fund Shares	-1.36%	1.92%	2.15%

WSTCM Credit Select Risk-Managed Fund – Investor shares
Return Before Taxes	-2.72%	2.85%	3.27%

Bloomberg Barclays U.S. Corporate High Yield Bond Index	-11.19%	2.31%	3.56%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Shares only and after-tax returns for Investor Shares will vary.

MANAGEMENT OF THE FUND

Investment Advisor

Wilbanks, Smith & Thomas Asset Management, LLC, d/b/a WST Capital Management is the Fund’s investment advisor.

Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund are:

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Name	Title with the Advisor	Length of Service to the Fund
Wayne F. Wilbanks	Managing Principal and Chief Investment Officer	Since September 2014

Roger H. Scheffel Jr.	Principal and Portfolio Manager	Since September 2014

Tom McNally	Portfolio Manager	Since September 2014

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment*

$1,000 for Investor Shares; $100,000 for Institutional Shares.

Minimum Subsequent Investment*

$250 for Investor Shares (or $100 under an automatic investment plan); $1,000 for Institutional Shares (or $100 under an automatic investment plan).

*	The Fund reserves the right to waive or reduce the investment minimums under certain circumstances.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Fund should be sent to the WSTCM Credit Select Risk-Managed Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “Purchasing Shares” and “Redeeming Shares” in the Prospectus or call 1-866-515-4626.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax- deferred arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those accounts.

PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVES, INVESTMENT
STRATEGIES AND RELATED RISKS OF THE FUND

INVESTMENT OBJECTIVES

The investment objective of the Fund is to seek total return from income and capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees (the “Board” or “Trustees”) of WST Investment Trust (the “Trust”) without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds (e.g., open-end and closed-end mutual funds).

To achieve its investment objective, the Fund will generally invest in a combination of (i) U.S. high-yield debt securities (commonly known as “junk” bonds, and referred to herein as “High-Yield Securities”) and (ii) U.S. investment grade debt securities and U.S. Treasury debt obligations (collectively, “Investment Grade Securities”). Debt securities are also known as fixed-income securities. The Fund defines High-Yield Securities as those rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) and defines Investment Grade Securities as those rated Baa or better by Moody’s or BBB or better by S&P or Fitch or, if securities are unrated, as determined by the Fund’s investment adviser, Wilbanks, Smith & Thomas Asset Management, LLC, d/b/a WST Capital Management (the “Advisor”) to be of similar credit quality. Although the Fund may invest directly in debt securities, it will primarily invest in such securities indirectly through ETFs, open-end and closed-end mutual funds, and/or baskets of securities (i.e. pre-selected groups of securities that are related by index or sector and made available through certain brokers at a discounted brokerage rate) that each invest primarily in debt securities.

The Advisor allocates assets between High-Yield Securities and Investment Grade Securities using a proprietary quantitative model, its “Credit Select Risk-Managed Strategy.” This strategy employs a combination of short-, intermediate- and long-term trend-following techniques to identify periods of favorable or unfavorable market conditions for High-Yield Securities. In allocating portfolio investments between High-Yield Securities and Investment Grade Securities, the Advisor may consider multiple factors, including those related to credit, duration, Federal Reserve policy and the Advisor’s expectations for the future course of interest rates and the then-prevailing price and yield levels in the debt market. Normally, the investment universe for the Credit Select Risk-Managed Strategy is comprised of approximately 10 to 20 ETFs that invest in High-Yield Securities and 5 to 10 ETFs that invest in Investment Grade Securities that are selected by the Advisor. The Advisor selects securities for their potential for interest income, capital appreciation, or both. The Fund invests without restriction as to issuer credit quality, capitalization or security maturity.

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Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested directly or indirectly in U.S. bonds. The Fund shareholders will be provided with at least 60 days’ prior notice of any change to the foregoing policy.

The Fund’s investment allocations, determined by the Credit Select Risk-Managed Strategy, may change frequently and as a result, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during the year. A higher portfolio turnover rate indicates a greater number of changes. Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be significantly greater than 100%.

The Fund will generally sell securities when they no longer fit the desired allocation under the Credit Select Risk- Managed Strategy or when the Advisor believes more attractive investment opportunities exist.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund is not intended to be a complete investment program. Generally, the Fund will be subject to the following principal risks:

Market Risk: Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general bond market conditions. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, military actions, environmental events, trade disputes, and epidemics, pandemics or other public health issues, or military hostilities. For example, the novel coronavirus disease (COVID-19) that emerged in late 2019 resulted in and may continue to result in cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the long term effects of which are difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and therefore adversely affect the Fund, and you could lose money over short- or long-term periods.

Investment Model Risk: The share price of the Fund changes daily based on the performance of the securities in which it invests, the selection of which are determined primarily by the Credit Select Risk-Managed Model. The ability of the Fund to meet its investment objective is directly related to the ability of the Credit Select Risk-Managed Model to accurately measure market risk or volatility and appropriately react to current and developing market trends. There can be no assurance that the use of the Credit Select Risk-Managed Model will enable the Fund to achieve positive returns or outperform the market. If the Credit Select Risk-Managed Model and Advisor fail to

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accurately evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected.

Exchange Traded Funds (“ETFs”) Risk: The Fund will invest primarily in ETFs. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Advisor believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

Shares representing fractional interests in these creation units are also listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day. ETFs traded on national securities exchanges trade based on their market value.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index within the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded), including the risk that the general level of security prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to a conventional mutual fund: (1) the market price of the ETF’s shares may trade at a discount to its net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; (4) ETF shares may be delisted from the exchange on which they trade; and (5) activation of “circuit breakers” by the exchange (which are tied to large decreases in stock prices) may halt trading temporarily. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

ETFs may be actively managed or indexed-based. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETF’s manager’s expectations

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regarding particular securities or markets are not met. An index-based ETF’s objective is to track the performance of a specific index. Index-based ETFs generally invest in a securities portfolio that includes substantially all of the securities (in substantially the same amount) included in the applicable index. Since passively managed ETFs are designed to track an index, securities may be purchased, retained and sold when an actively managed ETF would not do so. As a result, passively managed ETFs can expect greater risk of loss (and a corresponding prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities.

Risks Related to “Fund of Funds” Structure: Investments in ETFs and other investment companies (e.g., open-end and closed- end mutual funds) subject the Fund to paying its proportionate share of fees and expenses from those investments. In addition, under the 1940 Act, the Fund is subject to restrictions that may limit the amount of any particular ETF or other registered investment company that the Fund may own.

Since the Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of the Fund’s distributions and therefore may increase the amount of your tax liability.

Since the Fund is a “fund of funds,” shareholders are subject to the risks associated with the underlying holdings of the ETFs and other investment companies held by the Fund. As described elsewhere in this Prospectus, the Fund will invest in a variety of ETFs and other investment companies, and, accordingly, such risks will vary.

Under the 1940 Act, the Fund may not acquire shares of another investment company if, immediately after such acquisition, (i) a fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) a fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of a fund’s total assets would be invested in investment companies. Under certain statutory and regulatory exemptions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The Fund may rely upon any applicable statutory or regulatory exemptions in investing in other investment companies. The Fund generally expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund. Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pay no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the Advisor waives its Management Fee in an amount necessary to offset any sales charge or service fee. The Fund generally expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), the Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”). To the extent the 3% Limitation applies to an investment the Fund wishes to make, the Fund may be prevented from allocating their investments in the manner that the Advisor

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considers optimal, or cause the Advisor to select a similar basket of stocks (pre-selected groups of securities related by index or sector made available through certain brokers at a discount brokerage rate) (“Stock Baskets”) or a similar index-based mutual fund or other investment company (collectively, “Indexed Investments”) as an alternative. The Fund may also invest in Indexed Investments when the Advisor believes they represent more attractive opportunities than similar ETFs. The Fund’s investments in other investment companies will be subject to the same limitations described above.

In addition, Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) allows investment companies like the Fund to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s advisor. The Fund expects to rely on Rule12d1-4 to the extent the Advisor deems such reliance necessary or appropriate.

Risks Related to ETF NAV and Market Price: The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Income Risk: A primary source of income for the Fund will be derived from the receipt, directly or indirectly, of interest payments from debt securities. An economic downturn or an increase in interest rates may have a negative or adverse effect on an issuer’s ability to timely make payments of principal and interest. If the issuer fails to make timely interest and/or principal payments, then the Fund’s current income will be adversely affected and reduced.

Interest Rate Risk: The value of the Fund’s debt securities will generally vary inversely with the direction of the prevailing interest rates. A rise in interest rates will normally cause the value of debt securities to decrease. Consequently, changes in interest rates may have a significant effect on the Fund, especially if the Fund is holding a significant portion of its assets in debt securities that are particularly sensitive to interest rate fluctuations, such as debt securities with long-term maturities, zero coupon bonds, and debentures. This risk is heightened given the Federal Reserve’s continued focus on the federal funds rate after a period of historically low rates and rising inflation. Recently, interest rates have been rising as the Federal Reserve has raised the federal funds rate as part of its efforts to address rising inflation. In periods of rising interest rates, some debt securities may experience increased volatility and may lose value, which could adversely impact the Fund’s net asset value. Rising interest rates could also impair the ability of borrowers to service interest payment obligations and make principal loan repayments, which could adversely impact the Fund’s net investment income and its distributions to shareholders. Additionally, decreases in the value of debt securities could lead to increased shareholder redemptions, which could impair the Fund’s ability to achieve its investment objective.

Credit Risk: Credit risk is the risk that the issuer of a debt security (including corporate, government and mortgage-backed securities) will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling

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to honor its financial obligations. If the issuer fails to pay interest, the Fund’s income will be reduced. If the issuer fails to repay principal, the value of that debt security and of the Fund’s shares may be reduced. To the extent the Fund invests in lower rated debt securities (such as High Yield Securities), the Fund will be subject to a higher level of credit risk than a fund that invests only in the highest rated debt securities.

Corporate Debt Securities Risk: The Fund’s debt securities investments may directly or indirectly include corporate debt securities. Corporate debt obligations purchased by the Fund may be any credit quality, maturity or yield. Accordingly, the Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s, BBB by S&P or Fitch or, if not rated, of equivalent quality in the Advisor’s opinion). In addition, the Fund’s debt securities may include lower-rated debt securities including, without limitation, high-yield and/or junk bonds rated below Baa by Moody’s or BBB by S&P or Fitch (see “Junk Bonds or Lower-Rated Securities Risk” below). The Fund’s fixed-income securities investments are subject to risks of non-payment of interest and principal, the risk that bond demand in the marketplace will decrease periodically, and the risk that ratings of the various credit services (and the Advisor’s independent assessments of the securities’ creditworthiness) are or may become inaccurate.

U.S. Government Securities Risk: Securities issued by the U.S. government or its agencies are subject to risks related to the creditworthiness of the U.S. government. In addition, such securities may be not be backed by the “full faith and credit” of the U.S. government, but rather by a right to borrow from the U.S. government or the creditworthiness of the issuer itself. The value of any such securities may fluctuate with changes in credit ratings and market perceptions of the government and the issuers of the securities, as well as interest rates and other risks applicable to fixed-income securities generally.

Junk Bonds or Lower-Rated Securities Risk: Debt securities rated below Baa by Moody’s or BBB by S&P or Fitch are generally considered speculative in nature and are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher-rated debt securities. Lower-rated debt securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These debt securities are considered below “investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated debt securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. These risks can reduce the value of the Fund’s shares and the income it earns.

Liquidity Risk: Liquidity risk is the risk that the Fund may not be able to sell a particular investment at an advantageous time or price or at all. For example, if a debt security is downgraded or drops in price, the market demand for such security may be limited, making the security difficult to sell at a price and a time the Advisor deems reasonable. Additionally, the market for certain securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the conditions of a particular issuer. Investments in debt securities, including below investment grade securities, tend to involve greater liquidity risk.

Maturity Risk: Maturity risk is another factor that can affect the value of the Fund’s debt security holdings. In general, but not in all cases, the longer the maturity of a debt security, the higher its yield and the greater its price sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price

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stability. The Fund will be subject to greater maturity risk to the extent it is invested in debt securities with longer maturities.

Prepayment Risk: Issuers of debt securities in which the Fund may invest may be able to prepay principal due on these securities. Declining interest rates may encourage issuers to pay off their debt obligations sooner than expected. This can reduce the effective maturity of the debt security and lower returns to the Fund especially if the Fund reinvests its assets at a lower prevailing interest rate.

Regional and Sector Risk: Regional and sector risk is the risk that if the Fund invests heavily in securities within the same state, region, currency, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so focused. To the extent the Fund invests heavily in securities in any such area that experiences an adverse development, the value of the Fund’s portfolio may be negatively affected.

Risks Related to Frequent Trading and Portfolio Turnover: As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given tax year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates. Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be significantly greater than 100%.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT
OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

In addition to investing in High-Yield Securities and Investment Grade Securities, the Fund may invest in other types of securities, including foreign fixed-income securities, mortgage-backed securities and other fixed-income related securities. In cases where legal limits prevent the Fund from buying a particular ETF, the Fund may instead invest in other ETFs or other pooled investments. The Fund may also invest in other pooled investments when the Advisor believes they represent more attractive opportunities than similar ETFs. In addition, the Fund may, for temporary defensive purposes, invest in all types of cash positions (“Cash Positions”), such as money market instruments, U.S. Government obligations, commercial paper, repurchase agreements and other cash or cash equivalent positions.

Related Risks

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, the Fund may hold up to 100% of its portfolio in Cash Positions. When the Fund takes a temporary defensive position, it may not be able to achieve its investment objective.

CFTC Regulation Risk. To the extent the Fund makes investments regulated by the Commodity Futures Trading Commission (the “CFTC”), the Fund intends to do so in

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accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Advisor, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore is not subject to registration or regulation as a commodity pool operator under the CEA. If the Advisor is unable to comply with the requirements of Rule 4.5, the Advisor may be required to modify the Fund’s investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the Fund.

Additional Information. Whether the Fund is an appropriate investment for an investor will depend largely upon his or her financial resources and individual investment goals and objectives. The Fund may not be appropriate for investors who engage in short-term trading and/or other speculative strategies and styles.

Portfolio Holdings and Disclosure Policy. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

The Fund’s investment advisor is Wilbanks, Smith & Thomas Asset Management, LLC, d/b/a WST Capital Management, 150 W. Main, Suite 1700, Norfolk, VA 23510. The Advisor serves in that capacity pursuant to an investment advisory agreement with the Trust on behalf of the Fund. Subject to the authority of the Board, the Advisor provides guidance and policy direction in connection with its daily management of the Fund’s assets. The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies approved by the Board.

The Advisor, organized as a Virginia limited liability company in 1990, is controlled by Wayne F. Wilbanks. In addition to the Fund, the Advisor serves clients including individuals, corporations, non-taxable entities, other pooled investment vehicles and other business and private accounts.

Portfolio Management Team. The Fund is managed by a portfolio management team consisting of Wayne F. Wilbanks, CFA, Roger H. Scheffel Jr. and Tom McNally, CMT, CFA. Each member of the portfolio management team is jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Wilbanks and McNally have been members of the portfolio management team of the Advisor’s WSTCM Credit Select Risk-Managed Strategy since April 1, 2006 and Mr. Scheffel has been a member of the portfolio management team of the Advisor’s WSTCM Credit Select Risk-Managed Strategy since September 18, 2009.

Wayne F. Wilbanks, CFA, has served as Managing Principal and Chief Investment Officer of the Advisor and has chaired its Investment Committee since 1990. Prior to founding the Advisor, he co-founded a regional investment advisory firm where he served as Senior Portfolio Manager and Director of Research. He has over 33 years of investment experience and training in both equity and fixed-income disciplines.

Roger H. Scheffel Jr. has served as a Portfolio Manager for the Advisor since 2009 and is a member of that firm’s Investment Committee. Since 2009, Mr. Scheffel has also served as the co-portfolio manager for the Advisor’s WST Capital Management Strategies. Before joining

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the Advisor, Mr. Scheffel worked with UBS. Prior to entering the financial services industry, Mr. Scheffel was a Senior Manager in Ernst & Young’s Private Client Services group.

Tom McNally, CMT, CFA has served as a Senior Trader of the Advisor since 2006. Since 2009, Mr. McNally has also served as the co-portfolio manager for the Advisor’s WST Capital Management Strategies. Mr. McNally is a member of the Advisor’s Investment Committee and oversees trading operations. Previously, Mr. McNally was a Portfolio Manager and Senior Analyst at a regional investment advisory firm.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund is available in the SAI.

Advisor Compensation. As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation from the Fund at the annual rate of 0.60% of its average daily net assets. The total investment advisory fee paid, as a percentage of average net assets, for the fiscal year ended August 31, 2023 was 0.59%, after fee waivers and expense reimbursements, as described below.

Expense Limitation Agreement. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its management fees and to assume other expenses of the Fund, if necessary, in an amount that limits the annual operating expenses of the Fund (exclusive of interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, Acquired Fund Fees and Expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and payments, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 1.15% of the average daily net assets allocable to each Class of the Fund, each until January 1, 2025. It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter provided such continuance is approved by the Board. The Expense Limitation Agreement may also be terminated by the Advisor and the Board at the end of the then current term upon not less than 90 days’ notice to the other party as set forth in the Expense Limitation Agreement.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement for the Fund, including the Board’s conclusions with respect thereto, will be available in the Fund’s Semiannual Report to shareholders for the fiscal period ended February 28, 2024. You may obtain a copy of the Fund’s Semiannual Report, without charge, upon request to the Fund.

BOARD OF TRUSTEES

The Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on June 27, 2013. The Board supervises the operations of the Fund according to applicable state and federal law and is responsible for the overall management of the Fund’s business affairs.

ADMINISTRATOR AND TRANSFER AGENT

Ultimus Fund Solutions, LLC (“Ultimus”, the “Administrator” or the “Transfer Agent”), 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services

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provided to the Fund by Ultimus include: (i) providing office space, equipment and officers and clerical personnel, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

DISTRIBUTOR

Foreside Fund Services, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the principal underwriter of the Fund’s shares and serves as the exclusive agent for the distribution of the Fund’s shares. The Distributor may, in its discretion, and shall, at the request of the Trust, enter into agreements with such qualified broker-dealers and other financial intermediaries as it may select in order that such broker-dealers and other intermediaries also may sell shares of the Fund. Under the Distribution Agreement with the Distributor, the Distributor offers shares on a continuous, commercially reasonable efforts basis.

EXPENSES OF THE FUND

In addition to fees payable under the Fund’s Rule 12b-1 Distribution Plans and the investment advisory fees, the Fund pays all expenses not assumed by the Advisor, including, without limitation: (i) the fees and expenses of the independent registered public accounting firm and legal counsel; (ii) the costs of printing and mailing to shareholders annual and semiannual reports, proxy statements, prospectuses, SAIs and supplements thereto; (iii) fees of the Fund’s administrator and transfer agent; (iv) bank transaction charges and custodian fees; (v) proxy solicitors’ fees and expenses; (vi) registration and filing fees; (vii) federal, state or local income or other taxes; (viii) interest; (ix) membership fees of the Investment Company Institute and similar organizations; (x) fidelity bond and liability insurance premiums; and (xi) any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

INVESTING IN THE FUND

MINIMUM INVESTMENT

Investor Shares. The minimum initial investment for Investor Shares of the Fund is $1,000 and the minimum additional investment is $250 (or $100 for those participating in an automatic investment plan). The Fund may, at the Advisor’s sole discretion, accept accounts with less than the minimum investment.

Institutional Shares. The minimum initial investment for Institutional Shares of the Fund is $100,000 and the minimum additional investment is $1,000 (or $100 for those participating in an automatic investment plan). The minimum initial investment requirement may be waived or reduced for clients of the Advisor and certain broker-dealers or other financial intermediaries that have entered into appropriate arrangements with the Fund, or otherwise by the Advisor in its sole discretion.

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CHOOSING A SHARE CLASS

Through this Prospectus, the Fund is offering two classes of shares: Investor Shares and Institutional Shares (each a “Class” and collectively the “Classes”). Shares of both Classes of the Fund are available for purchase at NAV without an initial sales charge. This means that 100% of your initial investment is applied to the purchase of shares. The two Classes of the Fund, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales charges and the expenses to which they are subject. The decision as to which Class of shares (Investor or Institutional) is more beneficial to you depends on the amount of your investment and how you are purchasing shares of the Fund. In general, if you qualify to purchase the Institutional Shares, you should purchase them rather than the Investor Shares because the Investor Shares will have higher expenses than the Institutional Shares. This section describes the eligibility requirements and costs associated with investing in the two Classes.

INVESTOR SHARES

Investor Shares may be purchased directly through the Fund, by any account managed by the Advisor or by any broker-dealer or other financial intermediary authorized to sell shares of the Fund, including some organizations that may charge the Fund and/or the Advisor an asset based fee for services provided to such investors. The minimum initial investment for Investor Shares of the Fund is $1,000 and Investor Shares are subject to an annual 12b-1 fee of up to 0.25% per annum of the Fund’s average daily net assets allocable to Investor Shares.

INSTITUTIONAL SHARES

Institutional Shares may be purchased directly through the Fund, by any account managed by the Advisor or by any broker-dealer or other financial intermediary authorized to sell shares of the Fund. The minimum initial investment for Institutional Shares of the Fund is generally $100,000, which minimum may be waived for clients of the Advisor and certain broker-dealers or other financial intermediaries that have entered into appropriate arrangements with the Fund. Institutional Shares are not subject to a 12b-1 fee.

DISTRIBUTION OF SHARES

The Fund has adopted a Distribution Plan (the “Plan”) for its Investor Shares in accordance with Rule 12b-1 under the 1940 Act that allows it to pay for certain expenses related to the distribution of its shares (“12b-1 fees”), including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of Fund shares.

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The annual limitation for payment of expenses pursuant to the Plan is 0.25% per annum of the Fund’s average daily net assets allocable to Investor Shares.

In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Under the terms of the Plan and the Distribution Agreement with the Distributor, the Fund is authorized to make payments to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder support services with respect to the Fund’s Investor Shares. Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

PRICING OF SHARES

The price at which you purchase or redeem shares is based on the next calculation of the Fund’s NAV after an order is received in proper form by the Fund. See “Purchasing Shares” and “Redeeming Shares” below for instructions regarding the “proper form” for purchase and redemption orders, respectively. The NAV of each Class of shares of the Fund is calculated by dividing the value of the Fund’s total assets attributable to that Class, less liabilities (including Fund expenses, which are accrued daily) attributable to that Class, by the total number of outstanding shares of the Class. The NAV of each Fund’s class of shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Fund’s assets, portfolio securities are generally valued at market value using quotations from the primary market in which they are traded. The Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued in good faith by the Advisor as “valuation designee” under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to the Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold.

If the fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder

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would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures.

To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act and are not traded on an exchange, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

To the extent that the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price it shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

PURCHASING SHARES

Investor Shares of the Fund may be purchased directly through the Fund or through any broker-dealer authorized to sell shares of the Fund. Institutional Shares of the Fund may be purchased directly through the Fund, by any account managed by the Advisor or by any broker-dealer or other financial intermediary authorized to sell shares of the Fund.

Opening an Account

By Mail. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to the WSTCM Credit Select Risk-Managed Fund; reference Investor Shares or Institutional Shares to ensure proper crediting to your account.

●	Mail the application and the check to the Transfer Agent at the following address:

WSTCM Credit Select Risk-Managed Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. The Fund does not accept third party checks, checks drawn on non-U.S. financial institutions, cash, drafts, money orders, cashier’s checks, traveler’s checks, credit card checks, “starter” checks or post-dated checks.

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check; no additional amount will be added

22

to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

By Wire Transfer. To open a new account by wire transfer of federal funds, call the Transfer Agent at 1-866-515-4626. A representative will assist you in obtaining an account application, which must be completed, signed and delivered by telecopy or mail to the Transfer Agent before payment by wire may be made.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form, provided that the completed and signed account application has been accepted by the Transfer Agent and determined to be in proper form. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund. These organizations may be the shareholders of record of your shares. Such investors should consult with their financial intermediary regarding any commissions or other fees and expenses of the shares being purchased. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Additional Investments. Once an account is open, additional purchases of Investor Shares may be made at any time in minimum amounts of $250 and additional purchases of Institutional Shares may be made at any time in minimum amounts of $1,000, except for accounts participating in an automatic investment plan, which must be in amounts of at least $100. Additional purchases may be made:

●	By sending a check, made payable to the WSTCM Credit Select Risk-Managed Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds;

●	By wire transfer of federal funds, as described above under “Opening an Account – By Wire Transfer.” Shareholders should call the Transfer Agent at 1-866-515-4626 before wiring funds;

●	Through your brokerage firm or other financial institution; or

23

●	Through automated clearing house (“ACH”), as described below.

Automatic Investment Plan and Direct Deposit Plans. You may make automatic monthly or quarterly investments in the Fund from your account held at a bank, savings and loan or other depository institution account. The minimum investment must be $100 under the automatic investment plan and investments are made on or about the 15th and/or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Please call 1-866-515-4626 for more information about the automatic investment plan and direct deposit plans.

Automated Clearing House (ACH)

Current shareholders may purchase additional shares via ACH. To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Important Information about Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.

24

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

Additional Information. The Fund reserves the right to reject any purchase request and suspend the offering of its shares at any time. The Fund mails you confirmations of all purchases or redemptions of Fund shares if shares are purchased directly through the Fund. Certificates representing Fund shares are not issued.

Inactive Accounts. If shareholder-initiated contact does not occur on your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets of your account (shares and/or any uncashed checks) may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law.

NOTE: If you fail to initiate such contact, your property will be escheated to your last known state of residency after which you will need to claim the property from that state.

Shareholder Fees. The following fees, when applicable, may be passed through to shareholders of the Fund.

Annual IRA Custodial Fee	$25.00
Removal of excess contribution or Roth conversion/recharacterization	$25.00
Outbound Wire	$15.00
Returned ACH/Bounced Check	$25.00
IRA Withdrawal Fee (transfer or redemption)	$25.00
Overnight Delivery	$35.00
Statement Retrieval Fee	$25.00

REDEEMING SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to the Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as your name appears on the Fund’s account records.

Signature Guarantees. If the shares to be redeemed have a value greater than $50,000, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, or if the payment of the proceeds of a redemption of any amount is to be sent to a person, address or bank account not on record with the Fund, or if you are

25

adding or changing ACH or wire instructions, telephone redemption options or any other election in connection with your account, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the Securities Transfer Agents Medallion Program (“STAMP”) sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion signature guarantee program will not be accepted. A notary public cannot provide a signature guarantee. Members of the STAMP Medallion signature guarantee program are subject to dollar limitations which must be considered when requesting their guarantee. The Fund may reject any signature guaranteed transaction if they believe the transaction would otherwise be improper. The Fund and the Transfer Agent reserve the right to require signature guarantees on all redemptions. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

Telephone Redemptions. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-866-515-4626.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an ACH transaction, and proceeds of $5,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee of $15 by the Fund’s custodian for outgoing wires. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. “Reasonable procedures” include, but are not limited to, the Transfer Agent confirming that the account is eligible for telephone transactions, requesting some form of personal identification (e.g., social security number, date of birth, etc.) from you prior to acting on telephonic instructions, and getting a verbal confirmation from you on a recorded line at the time of the transaction. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Systematic Withdrawal Plan. You (or another person you have designated) may receive periodic payments monthly or quarterly in a specified amount of not less than

26

$100 each. Your account balance must be at least $5,000 in order to participate. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 calendar days written notice, to make reasonable charges. Telephone the Transfer Agent at 1-866-515-4626 for additional information.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern Time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. In addition, orders will be deemed to have been received by the Fund when the authorized broker, or broker-authorized designee, receives the redemption order. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment. The length of time the Fund typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or ACH. After receipt by the Transfer Agent of a redemption request in proper form, the Fund typically expects to pay redemption proceeds as follows:

●	For payment by check, the Fund typically expects to mail the check within one (1) to three (3) business days; and

●	For payment by wire or ACH, the Fund typically expects to process the payment within one (1) to three (3) business days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to seven (7) calendar days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven (7) calendar days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. Your redemption will receive the next calculated NAV even if the payment is delayed due to a recent purchase.

Other Redemption Information. Generally, all redemptions will be paid in cash. The Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis and if the Advisor believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.”

Minimum Account Balance. Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account and pay the proceeds to the shareholder if the shareholder’s activity causes the account balance to fall below the minimum initial investment amount (the “Minimum Account Balance”) required for your type of account (see “Investing in the Fund – Minimum Investment” above). This does not apply, however, if the balance falls below the Minimum Account Balance solely

27

because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 calendar days to purchase additional shares to meet the Minimum Account Balance requirement.

FREQUENT TRADING POLICIES

Frequent purchases and redemptions of the Fund’s shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the Fund’s shares. The Fund does not accommodate frequent purchases or redemptions of Fund shares that result in disruptive trading.

The Board has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitor shareholder trading activity to ensure compliance with the Fund’s policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. When monitoring shareholder purchases and redemptions, the Fund does not apply a quantitative definition to frequent trading. Instead the Fund uses a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The Fund may also modify any terms or conditions of purchase of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Fund’s policies and procedures to prevent market timing are applied uniformly to all shareholders. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Fund.

When financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund may not be able to monitor the individual clients’ trading activity. The Fund reviews trading activity at the omnibus account level, and looks for activity that may indicate potential frequent trading or market timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest with the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage frequent trading of its shares, it cannot guarantee that such trading will not occur.

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BENCHMARK DESCRIPTION

The Fund has chosen as its benchmark the Bloomberg Barclays U.S. Corporate High Yield Bond Index. The Bloomberg Barclays U.S. Corporate High Yield Bond Index is a broad based unmanaged index that is generally considered to be representative of the performance of fixed-rate, non-investment-grade debt.

Index returns assume reinvestment of interest. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.

DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income to its shareholders quarterly and its net realized capital gains at least annually. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional Fund shares.

FEDERAL TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Shareholders may elect to receive dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

The Fund intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Distributions resulting from the sale of foreign currencies and foreign securities, to the extent of foreign exchange gains, are generally taxed as ordinary income or loss. If the Fund pays non-refundable taxes to foreign governments during the year, these taxes will reduce the Fund’s net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the Fund.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares is treated as a sale and any gain may be subject to tax.

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As with all mutual funds, the Fund may be required to withhold U.S. federal income tax (presently at the rate of 24%) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder’s U.S. federal income tax liability.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of Fund shares, but excluding any exempt-interest dividends received from the Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

You will normally be notified by February 15 of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Mutual fund companies are required to report cost basis information to the IRS on Form 1099-B, Proceeds for Broker and Barter Exchange Transactions, for sales of mutual fund shares (“Covered Shares”). Under these regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS-approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS-approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, the shareholder must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

Shareholders should consult with their own tax advisors about federal, state, and local tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Annual Report to shareholders, which may be obtained at no charge by calling the Fund or by visiting the Fund’s website.

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WSTCM CREDIT SELECT RISK-MANAGED FUND

Institutional Shares

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	August 31,		August 31,		August 31,	August 31,		August 31,
	2023		2022		2021	2020		2019
Net asset value at beginning of year	$10.45		$11.01		$10.59	$10.18		$10.28
Income (loss) from investment operations:
Net investment income (a)(b)	0.45		0.13		0.32	0.31		0.33
Net realized and unrealized gains (losses) on investments	(0.26)		(0.40)		0.36	0.53		(0.06)
Total from investment operations	0.19		(0.27)		0.68	0.84		0.27
Less distributions from:
Net investment income	(0.37)		(0.29)		(0.26)	(0.43)		(0.37)
Net asset value at end of year	$10.27		$10.45		$11.01	$10.59		$10.18
Total return (c)	1.86%		(2.49%)		6.47%	8.60%		2.81%
Net assets at end of year (000’s)	$133,238		$114,457		$62,659	$21,900		$16,570
Ratios/supplementary data:
Ratio of total expenses to average net assets (d)	0.89%		0.97%		1.05%	1.22%		1.08%
Ratio of net expenses to average net assets (d)	0.88	%(e)	0.97	%(e)	1.05%	1.15	%(e)	1.08%
Ratio of net investment income to average net assets (a)	4.31	%(e)	1.22	%(e)	2.99%	3.05	%(e)	3.31%
Portfolio turnover rate	879%		837%		337%	589%		524%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(b)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(d)	Ratio does not include expenses of the investment companies in which the Fund invests.

(e)	Ratio was determined after expense reimbursements (Note 4).

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WSTCM CREDIT SELECT RISK-MANAGED FUND

Investor Shares

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	August 31,		August 31,		August 31,	August 31,		August 31,
	2023		2022		2021	2020		2019
Net asset value at beginning of year	$10.43		$10.98		$10.58	$10.14		$10.23
Income (loss) from investment operations:
Net investment income (a)(b)	0.38		0.10		0.28	0.29		0.30
Net realized and unrealized gains (losses) on investments	(0.24)		(0.41)		0.35	0.53		(0.04)
Total from investment operations	0.14		(0.31)		0.63	0.82		0.26
Less distributions from:
Net investment income	(0.32)		(0.24)		(0.23)	(0.38)		(0.35)
Net asset value at end of year	$10.25		$10.43		$10.98	$10.58		$10.14
Total return (c)	1.35%		(2.92%)		6.02%	8.32%		2.71%
Net assets at end of year (000’s)	$6,261		$18,912		$14,594	$29,642		$38,047
Ratios/supplementary data:
Ratio of total expenses to average net assets (d)	1.44%		1.44%		1.40%	1.44%		1.29%
Ratio of net expenses to average net assets (d)	1.40	%(e)	1.39	%(e)	1.40%	1.40	%(e)	1.29%
Ratio of net investment income to average net assets (a)	3.67	%(e)	0.92	%(e)	2.61%	2.91	%(e)	3.00%
Portfolio turnover rate	879%		837%		337%	589%		524%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(b)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(d)	Ratio does not include expenses of the investment companies in which the Fund invests.

(e)	Ratio was determined after expense reimbursements (Note 4).

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PRIVACY NOTICE

FACTS	WHAT DOES WST INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■	Social Security number
	■	Assets
	■	Retirement Assets
	■	Transaction History
	■	Checking Account Information
	■	Purchase History
	■	Account Balances
	■	Account Transactions
	■	Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons WST Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does WST Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your credit worthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-515-4626

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Who we are
Who is providing this notice?	WST Investment Trust Ultimus Fund Solutions, LLC (Administrator) Foreside Fund Services, LLC
What we do
How does WST Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does WST Investment Trust collect my personal information?	We collect your personal information, for example, when you
	■	Open an account
	■	Provide account information
	■	Give us your contact information
	■	Make deposits or withdrawals from your account
	■	Make a wire transfer
	■	Tell us where to send the money
	■	Tell us who receives the money
	■	Show your government-issued ID
	■	Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	■	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	■	Affiliates from using your information to market to you
	■	Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	■	Wilbanks, Smith & Thomas Asset Management, LLC, d/b/a WST Capital Management, the investment advisor to the WST Investment Trust, could be deemed an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
	■	WST Investment Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	■	WST Investment Trust does not jointly market.

34

ADDITIONAL INFORMATION

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Additional information about the Fund’s investments is available in the annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund or to make inquiries about the Fund, please call Toll-Free:

1-866-515-4626

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund’s website at www.wstcmfunds.com or upon written request to the WSTCM Credit Select Risk-Managed Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707 Cincinnati, Ohio 45246-0707.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

WST Investment Trust: Investment Company Act file number 811-22858

STATEMENT OF ADDITIONAL INFORMATION

WSTCM CREDIT SELECT RISK - MANAGED FUND

INVESTOR SHARES (TICKER SYMBOL: WAMBX)
INSTITUTIONAL SHARES (TICKER SYMBOL: WAMIX)

December 29, 2023

A series of the

WST INVESTMENT TRUST
150 W. Main Street
Norfolk, VA 23510
Telephone 1-866-515-4626

TABLE OF CONTENTS

OTHER INVESTMENT POLICIES	1
INVESTMENT LIMITATIONS	14
PORTFOLIO TRANSACTIONS	15
DESCRIPTION OF THE TRUST	16
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	24
DISTRIBUTION PLAN	26
GENERAL INFORMATION	26
SPECIAL SHAREHOLDER SERVICES	27
DISCLOSURE OF PORTFOLIO HOLDINGS	27
PRICING OF SHARES	29
ADDITIONAL TAX INFORMATION	30
ADDITIONAL INFORMATION ON PERFORMANCE	33
FINANCIAL STATEMENTS	35
APPENDIX A – DESCRIPTION OF RATINGS	36
APPENDIX B – PROXY VOTING POLICIES	40

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for the WSTCM Credit Select Risk - Managed Fund (the “Fund”) dated the same date as this SAI, which incorporates this SAI by reference in its entirety (the “Prospectus”). Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Fund may be obtained at no charge by writing or calling the Fund at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

OTHER INVESTMENT POLICIES

The WST Investment Trust (the “Trust”) was organized on June 27, 2013 as a Delaware statutory trust and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Fund is a separate diversified series of the Trust. Prior to December 31, 2016, the Fund was named the WST Asset Manager – U.S. Bond Fund.

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS

Information contained in this SAI expands upon information contained in the Prospectus. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment programs will be successful. Investors should carefully review the descriptions of the Fund’s investments and associated risks described in the Prospectus and this SAI. No investment in shares of the Fund should be made without first reading the Prospectus. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for certain securities in which the Fund may invest.

GENERAL INVESTMENT RISKS. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment programs will be successful. Investors should carefully review the descriptions of the Fund’s investments and their risks in this SAI and the Prospectus.

MARKET RISK. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general market conditions. Certain market events could increase volatility and exacerbate market risk, and could result in trading halts, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, terrorism, military action and epidemics, pandemics or other public health issues. Any of the foregoing market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers, and capital and security markets in ways that cannot necessarily be foreseen or quickly addressed.

As shown with the novel coronavirus disease (COVID-19) that emerged in late 2019, market events (including public health crises and concerns) can have a profound economic and business effect that results in cancellations and disruptions to supply chains and customer activity, disruption and displacement of one or more sectors or industries, closing of borders and imposition of travel restrictions and quarantines, general public concern and uncertainty and, in extreme cases, exchange trading halts due to rapidly falling prices. Additionally, the impact of COVID-19 has caused significant volatility and declines in global financial markets, including the U.S. financial markets. Further, COVID-19 has led to production cutbacks for many companies and coupled with changes in consumer spending fueled by government stimulus, created a supply/demand imbalance and resulted in higher prices and inflation, the result of which can effect a company’s financial condition and ability to manufacture and sell its produces. The duration and lasting impact of the COVID-19 outbreak is unclear and may not be fully known for some time. Likewise, military hostilities, such as the Russian invasion of Ukraine in early 2022 (the “War in Ukraine”), has caused increased volatility in various financial markets. The War in Ukraine conflict has resulted in economic sanctions against Russia from both government entities and corporations and banking entities. The extent of the effects this will have throughout the world is impossible to predict, but this military action has already resulted in supply chain disruptions and increased trading costs.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed- income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and therefore adversely affect the Fund.

CHANGING FIXED-INCOME MARKET CONDITIONS. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including seeking to maintain interest rates at or near historically low levels and by purchasing large quantities of fixed-income securities on the open market, such as securities issued or guaranteed by U.S. government, its agencies or instrumentalities, (“Quantitative Easing”). Similar steps took place again in 2020 and 2021 in an effort to support the economy during the COVID-19 pandemic. With the Federal Reserve’s recent increases in the federal funds rate after a period of historically low rates, as well as its determination to “taper” or reduce Quantitative Easing and address inflation concerns, fixed-income and related markets may be exposed to heightened volatility and liquidity may be reduced for certain fixed income investments, including fixed income investments held by the Fund. This in turn could cause the value of the Fund’s investments and share price to decline.

EXCHANGE TRADED FUNDS AND INVESTMENTS IN OTHER INVESTMENT COMPANIES

Exchange Traded Funds (“ETFs” or individually an “ETF”). As noted in the Prospectus, the Fund will invest primarily in ETFs. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund’s investment adviser, Wilbanks, Smith & Thomas Asset Management, LLC, d/b/a WST Capital Management (the “Advisor”), believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

Shares representing fractional interests in these creation units are also listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day. ETFs traded on national securities exchanges trade based on their market value. The Fund generally intends on purchasing ETFs shares traded on securities exchanges.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index within the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded), including the risk that the general level of security prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to a conventional fund: (1) the market price of an ETF’s shares may trade at a discount to its net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; (4) the shares may be delisted from the exchange on which they trade; and (5) activation of “circuit breakers” by the exchange (which are tied to large decreases in stock prices) may halt trading temporarily. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

ETFs may be actively managed or indexed-based. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETF’s manager expectations regarding particular securities or markets are not met. An index based ETF’s objective is to track the performance of a specific index. Index based ETFs generally invest in a securities portfolio that includes substantially all of the securities (in substantially the same amount) included in the applicable index. Since passively managed ETFs are designed to track an index, securities may be purchased, retained and sold when an actively managed ETF would not do so. As a result, passively managed ETFs can expect greater risk of loss (and a corresponding prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities.

Debt Securities ETFs. There are risks associated with the potential investment of the Fund’s assets in debt (also known as fixed-income) securities ETFs, which may include credit risk, interest rate risk and maturity risk as described below:

●	Credit Risk. Credit risk is the risk that the issuer or guarantor of a fixed-income security or counterparty to a transaction involving one or more bonds in an ETF’s portfolio will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, an ETF’s income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the particular ETF’s shares may be reduced. ETFs may be subject to credit risk to the extent that they invest in fixed-income securities that involve a promise by a third party to honor an obligation with respect to the fixed-income security. Securities rated BBB by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment-grade securities, but are somewhat riskier than more highly-rated investment-grade obligations (those rated A or better) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities. Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

●	Interest Rate Risk. The price of a bond or a fixed-income security is dependent upon interest rates. Therefore, the share price and total return of an ETF, when investing a significant portion of its assets in bonds or fixed-income securities, will vary in response to changes in interest rates. There is the possibility that the value of an ETF’s investment in bonds or fixed-income securities may fall because bonds or fixed-income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed-income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a more pronounced effect if the ETF holds a significant portion of its assets in fixed-income securities with long-term maturities. In addition, ETFs that hold assets in fixed-income securities may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates and the Federal Reserve’s continued focus on interest rates to address inflation concerns.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed-income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages. Also, when interest rates drop, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the Fund’s prepaid must be reinvested at lower prevailing interest rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

●	Maturity Risk. Maturity risk is another factor that can affect the value of an ETF’s fixed-income holdings. Certain ETFs may not have a limitation policy regarding the length of maturity for their fixed-income holdings. In general, fixed-income obligations with longer maturities have higher yields and a greater sensitivity to changes in interest rates. Conversely, fixed income-obligations with shorter maturities generally have lower yields but less sensitivity to changes in interest rates. This risk may be heightened given the likelihood of continued increases in interest rates in the near future.

Other Investment Companies. As noted in the Prospectus, the Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies (ETFs or other investment companies). Generally, under Section 12(d)(1) of the 1940 Act, a fund may not acquire shares of another investment company if, immediately after such acquisition, (i) a fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) a fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of a fund’s total assets would be invested in investment companies. The Fund may rely upon any applicable statutory or regulatory exemptions in investing in other investment companies. The Fund generally expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund. Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the Advisor waives its Management Fee in an amount necessary to offset any sales charge or service fee. The Fund generally expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies, such as ETFs, that are not money market funds. Under Section 12(d)(1)(F), the Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”). To the extent the 3% Limitation applies to an investment the Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Advisor considers optimal or cause the Advisor to select a similar basket of stocks (pre-selected groups of securities related by index or sector made available through certain brokers at a discount brokerage rate) (“Stock Baskets”) or a similar index-based mutual fund or other investment company (collectively, “Indexed Investments”) as an alternative. The Fund may also invest in Indexed Investments when the Advisor believes they represent more attractive opportunities than similar ETFs. The Fund’s investments in other investment companies will be subject to the same 3% Limitation described above.

Also, under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of investment company shares held by the Fund in reliance on Section 12(d)(1)(F), the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities. Investments in other investment companies subject the Fund to additional operating and management fees and expenses. For example, the Fund’s investors will indirectly bear fees and expenses charged by underlying investment companies in which the Fund invests, in addition to the Fund’s direct fees and expenses.

Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d1-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. The Fund expects to rely on Rule 12d1-4 to the extent the Advisor deems such reliance necessary or appropriate.

EQUITY SECURITIES. The Fund does not intend to invest directly in equity securities; however, the Fund may invest indirectly in equity securities through the Fund’s investment in shares of ETFs and other investment companies. Such equity investments may include common stocks traded on domestic or foreign securities exchanges or on the OTC market. In addition to common stocks, such investments may also include preferred stocks, convertible preferred stocks, and convertible bonds. Prices of equity securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities, including securities held by the Fund, will decline.

Investments in ETFs that invest in equity securities and similar securities involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (1) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other security; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

FOREIGN SECURITIES. The Fund may invest directly or indirectly in securities issued by foreign governments or foreign corporations, either directly or indirectly through ETFs or derivative transactions (e.g., foreign currency futures). Foreign securities, in addition to securities issued by United States (“U.S.”) entities with substantial foreign operations, involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Issuers of foreign securities are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange (“NYSE”), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. It also may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

FOREIGN DEBT SECURITIES. The Fund may invest directly or indirectly in non-U.S. based debt securities, including foreign currency-denominated corporate and foreign government notes and bonds. Investing in foreign debt securities has the same risks as investing in foreign securities generally. In addition, foreign corporate bonds are subject to the risks that foreign companies may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the U.S., which may make it more difficult to evaluate the business and/or financial position of the issuer and the value of the bond. Foreign government bonds are also subject to the risks that governmental issuers of debt securities may be unwilling to pay interest and repay principal when due or may require that conditions for payment be renegotiated.

SOVEREIGN DEBT. The Fund may invest directly or indirectly in sovereign debt obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the net asset value (“NAV”) of the Fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditional on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

INVESTMENTS IN EMERGING MARKETS. The Fund may invest directly or indirectly in emerging market equity and debt securities. An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Emerging market countries may include, among others, countries in Asia, Latin, Central and South America, Eastern Europe, the Middle East and Africa. In addition to the general risk of investing in foreign securities and foreign equity and debt securities described above, investing in emerging markets can involve greater and more unique risks than those associated with investing in more developed markets. The securities markets of emerging countries are generally small, less developed, less liquid, and more volatile then securities markets of the U.S. and other developed markets. The risks of investing in emerging markets include greater social, political and economic uncertainties. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have fewer potential buyers for investments. The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems in more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. Additionally, if settlements do not keep pace with the volume of securities transactions, they may be delayed, potentially causing the Fund’s assets to be uninvested, the Fund to miss investment opportunities and potential returns, and the Fund to be unable to sell an investment. As a result of these various risks, investments in emerging markets are considered to be speculative and may be highly volatile.

FOREIGN CURRENCY. The Fund may invest directly or indirectly in foreign currency or in securities that track the performance of a foreign currency against another currency, whether the U.S. dollar or another foreign currency. As a result, the value of the Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund’s NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments. The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

CORPORATE AND MUNICIPAL FIXED-INCOME SECURITIES. The Fund may invest directly or indirectly in corporate or municipal fixed-income securities. Corporate and municipal fixed income securities purchased by the Fund may be of any credit quality, maturity or yield. Accordingly, the Fund’s fixed-income securities may include “investment grade” securities (those rated at least Baa by Moody’s, BBB by S&P or Fitch or, if not rated, of equivalent quality in the Advisor’s opinion). In addition, the Fund’s fixed-income securities may include lower-rated fixed-income securities including, without limitation, “junk” bonds whose ratings are below investment grade. Fixed-income securities rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Fixed-income securities rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal and greater market fluctuations than higher-rated fixed-income securities. Lower-rated fixed-income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. These risks can reduce the value of the Fund’s shares and the income it earns. Descriptions of the quality ratings of Moody’s, S&P and Fitch are included as Appendix A to this SAI. While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

The Fund may invest directly or indirectly in fixed-income securities issued by foreign governments or foreign corporations, including in emerging markets. Risks related to foreign securities, including emerging markets, are described above under “Foreign Securities”.

MONEY MARKET INSTRUMENTS. The Fund may invest directly or indirectly in money market instruments including U.S. Government obligations or certain types of corporate debt obligations (including those subject to repurchase agreements), provided that they are eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest directly in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch or, if not rated, is of equivalent quality in the Advisor’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations that are redeemable upon demand of the holder and that permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

U.S. GOVERNMENT SECURITIES. The Fund may invest directly or indirectly in U.S. government securities such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) and the Overseas Private Investment Corporation (“OPIC”), as well as obligations of U.S. government authorities, agencies, and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration, Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank, Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA and OPIC), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA and FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA and FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities that are not supported by the full faith and credit of the U.S. government, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

ZERO COUPON SECURITIES. The Fund may directly or indirectly purchase zero coupon securities. Zero coupon securities do not pay interest or principal until final maturity, unlike fixed-income securities that provide periodic payments of interest (referred to as a coupon payment). Zero coupon securities are bought at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. One must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

REPURCHASE AGREEMENTS. The Fund may invest directly or indirectly in repurchase agreements. A repurchase agreement is a short term investment in which the purchaser acquires a security (normally a U.S. Government security) and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser’s holding period. Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.

REVERSE REPURCHASE AGREEMENTS. The Fund may also engage in reverse repurchase agreements. Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

MORTGAGE-BACKED SECURITIES. The Fund may invest directly or indirectly in mortgage-backed securities, which may or may not be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Mortgage-backed securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by private entities or various governmental and government-related entities. The value of some mortgage-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities investments, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly. Prepayment risk is a major risk of mortgage-backed securities when interest rates are declining.

MORTGAGE PASS-THROUGH CERTIFICATES. The Fund may invest directly or indirectly in obligations of GNMA, FNMA, and FHLMC which include direct pass through certificates representing undivided ownership interests in pools of mortgages. The Fund may invest in such certificates, which are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. For securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest directly or indirectly in Collateralized Mortgage Obligations (“CMOs”). CMOs are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMO’s collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly, or semi-annually. The prices and yields of CMOs are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. These prepayment risks can make the prices of CMOs very volatile when interest rates change. That volatility will affect the Fund’s share price. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Advisor will invest in classes of CMOs only if their characteristics and interest rate sensitivity fit the investment objective and policies of the Fund.

OTHER MORTGAGE RELATED SECURITIES. In addition to the mortgage pass through securities and the CMOs mentioned above, the Fund may also invest directly or indirectly in other mortgage derivative products. In addition to the prepayment risks described above, rapidly rising interest rates could cause prepayments of mortgages to occur at a slower rate than expected, and the expected maturity of short or medium term mortgage-related securities could lengthen as a result. That could cause their values to fluctuate more, and the share price of the Fund to fluctuate more and to fall. Governmental, government-related, and private entities may create other mortgage-related securities offering mortgage pass through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage-related securities are developed and offered to the investment community, the Fund may consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. In addition to CMOs, the Fund may invest directly or indirectly in other asset-backed securities backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to risks of prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset backed securities. The Fund may invest in other asset backed securities (e.g., equipment trust certificates), including those that may be developed in the future.

EQUIPMENT TRUST CERTIFICATES. The Fund may invest directly or indirectly in equipment trust certificates which are a type of asset-backed security that represents undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. The debt issue is secured by the equipment or physical assets, as the title for the equipment is held in trust for the holders of the issue. Equipment trust certificates are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue.

VARIABLE AND FLOATING RATE SECURITIES. The Fund may invest directly or indirectly in variable or floating rate securities that adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1-, 3-, or 6-month London Interbank Offered Rate (“LIBOR”), 3-, 6-, or 12-month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur. Changes in the benchmark index and the interest rate may be difficult to predict and may increase the volatility of the price, and have adverse effects on the value of the floating rate securities.

LIBOR Risk. The Fund may invest directly or indirectly in securities that are based on LIBOR. LIBOR has been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which the Fund invests directly or indirectly may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. In addition, issuers of instruments in which the Fund invests directly or indirectly may obtain financing at floating rates based on LIBOR. All non-U.S. dollar LIBOR reference rates ceased publication after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. All of the aforementioned may adversely affect the Fund’s performance and/or NAV.

SWAPS. The Fund may invest directly or indirectly in currency, interest rate, index and other swaps, which involve the exchange by an investor with another party of their respective commitments, in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. In the case of interest rate swaps, an investor may exchange with another party their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Use of swaps subjects the investor to risk of default by the counterparties. If there is a default by a counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event that a counterparty to the transaction is insolvent. The swap market has grown substantially over the years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. An investor may also enter into currency swaps or other swaps which are similar to interest rate swaps but may be surrogates for other instruments such as currency forwards or options. It is possible that recent developments in the swaps market, including new regulatory requirements, could limit, restrict or prevent the Fund’s ability to utilize swap agreements as part of its investment strategy, terminate existing swap agreements or negatively affect amounts to be received under such agreements.

PRIVATE ACTIVITY BONDS. The Fund may invest directly or indirectly in private activity bonds. The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. The Fund’s distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. The obligations of issuers may become subject to laws enacted in the future by Congress, state legislatures, or local governments of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

STRIPS. The Fund may invest directly or indirectly in Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). STRIPS are created by separating the income and principal components of a debt instrument and selling them separately. U.S. Treasury STRIPS are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Zero coupon U.S. government securities such as STRIPS are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. STRIPS do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. If the Fund invests in STRIPS, the Fund will accrue income on the investment for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund would forgo the purchase of additional income producing assets with these funds. The value of these instruments tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

DEBENTURES. The Fund may invest directly or indirectly in debentures. A debenture is a long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk with this type of investment is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid. The Fund may invest in all types of debentures, including corporate and government debentures.

DEMAND NOTES. The Fund may invest directly or indirectly in Variable and Floating Rate Demand Notes. Variable and Floating Rate Demand Notes are notes that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Variable rate demand notes have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. These formulas are designed to result in a market value for the Variable Rate Demand Note or Floating Rate Demand Note that approximates its par value. Variable and Floating Rate Demand Notes are subject to interest rate risks.

INVERSE FLOATERS. The Fund may invest directly or indirectly in inverse floaters. Inverse floaters are municipal obligations on which the interest rates typically fall as market rates increase and increase as market rates fall. Changes in market interest rates or the floating rate of the security inversely affect the residual interest rate of an inverse floater. As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change. Inverse floaters are a form of derivative investment. Certain derivatives can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund if the Advisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

ILLIQUID INVESTMENTS. The Fund may not purchase or otherwise acquire any illiquid investment if immediately after the acquisition, the value of illiquid investments held by the Fund would exceed 15% of the Fund’s net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments pose risks of potential delays in resale and uncertainly in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio investments and the Fund may be unable to dispose of illiquid investments promptly or at reasonable prices. Under the supervision of the Trust’s Board of Trustees (the “Board”), the Advisor determines the liquidity of the Fund’s investments and, through reports from the Advisor, the Trustees monitor investments in illiquid investments. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid investments, it would seek to take appropriate steps to bring the Fund’s illiquid investments to or below 15% of its net assets per the requirements of Rule 22e-4 under the 1940 Act. The sale of some illiquid and other types of investments may be subject to legal restrictions.

If the Fund invests in securities for which there is no ready market, the Fund may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities once realized may be lower or higher than the Advisor’s most recent estimate of their fair market value. Generally, less public information is available about issuers of such illiquid investments than about companies whose securities are publicly traded.

RESTRICTED SECURITIES. Within its limitations on investment in illiquid investments, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Restricted securities are generally considered to be illiquid unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(a)(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“144A Securities”). Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

FUNDING AGREEMENTS. Within the limitations on investments in illiquid investments, the Fund may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the Fund to require prompt performance by the insurance company of its payment obligations under the funding agreement.

OPTIONS. The Fund may purchase directly or indirectly and write put and call options on securities. The Fund may write put or call options only if the option is “covered” by the Fund holding a position in the underlying securities or by other means that would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

FUTURES CONTRACTS. The Fund may directly or indirectly invest in futures contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade that have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”). No purchase price is paid or received when the contract is entered into. Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to segregate cash, cash equivalents, and/or other liquid assets sufficient to satisfy the requirements of Section 18(f) of the 1940 Act. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. In addition, the Fund will need to comply with Rule 18f-4 under the 1940 Act concerning the use of derivatives.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund seeks to earn income on initial and variation margin deposits. The Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts. The Fund may directly or indirectly purchase exchange traded call and put options on futures contracts and write exchange traded call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Fund will write options only on futures contracts that are “covered.” The Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates cash, cash equivalents, and/or other liquid assets at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). The Fund will be considered “covered” with respect to a call option it has written on a fixed-income security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract. The Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging the Fund’s portfolio against a general decline in market prices. The purchase of a call option on a futures contract may represent a means of hedging the Fund’s portfolio against a market advance when the Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. Options and futures can be volatile instruments and involve certain risks. If the Advisor applies a hedge in the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Fund’s return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.

In general, the Fund will not directly purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund’s total assets.

In instances involving the purchase of futures contracts or the writing of put options thereon by the Fund, the Fund will segregate an amount of cash, cash equivalents and/or other liquid assets equal to the market value of such futures contracts or options written (less any related margin deposits), to the extent that such deposits are required under the 1940 Act.

INVESTMENTS IN COMPANIES WITH BUSINESS RELATED TO COMMODITIES. As explained under “Fundamental Restrictions” below, the Fund does not invest directly in commodities. However, the Fund may from time to time invest directly or indirectly in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities. For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies who business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

Risks related to investing in gold and other precious metals include production risks caused by geologic and environmental factors. Furthermore, investments related to precious metals may fluctuate in value sharply over short periods of time and are considered speculative and are affected by a variety of worldwide economic, financial, and political factors.

LISTED PRIVATE EQUITY. The Fund may directly or indirectly invest in listed private equity companies (i.e., private equity companies that are listed on a national securities market). In addition to the risks associated with the Fund’s direct investments, the Fund is also subject to the underlying risks which affect the listed private equity companies in which the Fund invests. Listed private equity companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, valuation risk, credit risk, managed portfolio risk and derivatives risk.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Advisor has determined are creditworthy under guidelines established by the Board. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Advisor. Each loan of securities will be collateralized by cash, securities, or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. If the Fund invests cash collateral from the borrower, there is the risk that such investment may result in a financial loss. In such an event, the Fund would be required to repay the borrower the cash collateral out of the Fund’s assets.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the Advisor intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Advisor believes a material event affecting the loaned securities will occur or the advisor otherwise believes it necessary to vote.

The Fund did not have any income from securities lending activity during the fiscal year ended August 31, 2023.

ECONOMIC AND REGULATORY RISKS. Domestic and foreign governments and agencies thereof often adopt an active approach to managing economic conditions within a nation, which may have material effects on the securities markets within the nation. A government may pursue supportive policies that include, but are not limited to, lowering corporate and personal tax rates and launching stimulative government spending programs designed to improve the national economy or sectors thereof. Agencies of a government, including central banks, may pursue supporting policies that include, but are not limited to, setting lower interest rate targets and buying and selling securities in the public markets. Governments and agencies thereof may also attempt to slow economic growth if the pace of economic growth is perceived to be too great and pose a long-term risk to the economy or a sector thereof. In each instance, the actions taken may be less successful than anticipated or may have unintended adverse consequences. Such a failure or investor perception that such efforts or support are failing could negatively affect securities markets generally, as well as result in higher interest rates, increased market volatility and reduced value and liquidity of certain securities, including securities held by the Fund.

In addition, governments and agencies thereof may enact additional regulation or engage in deregulation that negatively impacts the general securities markets or a sector thereof. Given the potential broad scope and sweeping nature of some regulatory actions, the potential impact a regulatory action may have on securities held by the Fund may be difficult to determine and may not be fully known for an extended period of time. Accordingly, regulatory actions could adversely affect the Fund.

OPERATIONAL RISK. An investment in the Fund involves operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these failures or errors could result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there is no guarantee that the Fund will not suffer losses due to operational risk.

CYBERSECURITY RISK. The Fund and its service providers may be subject to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose or compromise confidential, proprietary or private personal information, suffer data corruption or lose operational capacity. Breaches in cybersecurity include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential proprietary or private personal information or various other operational disruptions. Successful cybersecurity breaches of the Fund and/or the Fund’s investment adviser, distributor, custodian, transfer agent or other third-party service providers may adversely impact the Fund and its shareholders. For instance, a successful cybersecurity breach may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of confidential, proprietary or private personal shareholder information, impede trading, subject the Fund to regulatory fines or financial losses, and/or cause reputational damage. The Fund relies on third-party service providers for many of the day-to-day operations, and is therefore subject to the risk that the protections and protocols implemented by those service providers will be ineffective in protecting the Fund from cybersecurity breaches. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against or responding to cybersecurity breaches.

TEMPORARY DEFENSIVE POSITIONS. The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, Fund may also hold up to 100% of its portfolio in Cash Positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

BORROWING. The Fund may, subject to the restrictions of the 1940 Act, borrow money in order to meet redemption requests or for extraordinary or emergency purposes. Borrowing involves the creation of a liability that requires the Fund to pay interest. In the event the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inopportune time.

INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of its outstanding voting shares. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of the Fund’s outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act;

(2)	Borrow money (including, without limitation, borrowing to meet redemptions), except to the extent permitted under the 1940 Act. For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)	Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)	Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan;

(6)	Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(7)	Invest more than 25% of its total assets in securities of issuers in any particular industry. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions (other than revenue bonds issued in connection with an identifiable industry; e.g., healthcare or education) and investments in other registered investment companies are not considered to be issued by members of any industry; and

(8)	Purchase or sell commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices and may purchase interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity.

NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed by the Board without shareholder approval. As a matter of non-fundamental policy, the Fund may not knowingly:

(1)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions). For purposes of this limitation, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin;

(2)	Make investments for the purpose of exercising control or management over a portfolio company;

(3)	Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies that invest in or sponsor such programs;

(4)	Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants; and

(5)	Invest more than 15% of its net assets (as measured at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), determined by the Advisor to be liquid, subject to the oversight of the Board. The Fund will not be required to sell illiquid securities if it exceeds the 15% limit due to market activity or the sale of liquid securities. In these situations, however, the Fund will take appropriate measures to reduce the percentage of its assets invested in illiquid securities.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase): provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, subject to the requirements and in accordance with applicable SEC regulations and interpretations (including Rule 18f-4 under the 1940 Act).

The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300%, the Fund will within three days (excluding holidays and Sundays) or such longer period as the SEC may prescribe by rules and regulation, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices that could be deemed to involve the issuance of a senior security, including options, futures, forward contracts and reverse repurchase agreements, provided that the Fund does so in compliance with applicable SEC regulations and interpretations (including Rule 18f-4 under the 1940 Act).

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund. The Advisor shall manage the Fund’s portfolio in accordance with the terms of the investment advisory agreement between the Advisor and the Fund, which is described in detail under “Management and Other Service Providers – Investment Advisor.” The Advisor serves as investment adviser for a number of client accounts, in addition to the Fund.

Brokerage Selection. The Fund has adopted, and the Board has approved, policies and procedures relating to the direction of portfolio securities transactions to brokers. In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, the Advisor’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Advisor considers a number of factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor’s past experience with similar trades and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting brokers to execute portfolio transactions. The Advisor may, however, place portfolio transactions with brokers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is consistent with the Advisor’s obligation to obtain best execution and not based upon the broker’s sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the investment advisory agreement, the Advisor is authorized to pay a brokerage commission in excess of what another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Advisor may include, without limitation: information on the U.S. and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians and other providers. Research may be received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staff of other securities firms. These services may be useful to the Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor in connection with the Fund.

Although such information may be a useful supplement to the Advisor’s own investment research in rendering services to the Fund, the value of such research and services is not expected to materially reduce the expenses of the Advisor in the performance of its services under the investment advisory agreement and will not reduce the management fees payable to the Advisor by the Fund.

The Fund may invest in securities traded in the OTC market. In these cases, the Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction. The Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

During the fiscal years ended August 31, 2023, 2022 and 2021, the Fund paid $352,207, $127,239, and $79,097, respectively, in brokerage commissions. The increase in brokerage commissions paid in the fiscal year ended August 31, 2022 and 2023 was a result of the increase in Fund assets as compared to previous years. During the fiscal year ended August 31, 2023, the Fund did not pay brokerage commissions to brokers providing research services to the Fund.

Aggregated Trades. While investment decisions for the Fund are made independently from those for any other accounts advised or managed by the Advisor, such other advisory clients may invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts advised or managed by the Advisor in executing transactions. When a purchase or sale of the same security is made as part of an aggregated trade, the transaction will be averaged as to price and available investments allocated as to amount in a manner that the Advisor believes to be equitable to the Fund and other participating accounts. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making investment decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates. During the last two fiscal years, the portfolio turnover rates of the Fund were:

Fund	Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2022
WSTCM Credit Select Risk-Managed Fund	879%	837%

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on June 27, 2013, is an open-end management investment company. The Trust’s Agreement and Declaration of Trust (the “Trust Instrument”) authorizes the Board to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Fund is currently the only series of the Trust.

The Fund has two classes of shares, which are referred to as “Institutional Shares” and “Investor Shares.” Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects, except that (1) the classes bear different (or no) levels of sales loads and different expenses; (2) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, fees or expenses incurred by members of the Board (the “Trustees”) as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements (see below for additional information). The number of shares of the Trust shall be unlimited. When issued for payment as described in the Fund’s Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or the Fund, shareholders would be entitled to receive the assets available for distribution belonging to the Fund. Shareholders of the Fund are entitled to participate equally in the net distributable assets of the Fund upon liquidation, based on the number of shares of the Fund that are held by each shareholder. At any time where there is more than one series of the Trust, if there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular fund, the Board shall allocate them among any one or more of the funds as they, in their sole discretion, deem fair and equitable.

Shareholders of all series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-Class Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of shareholders cannot be modified by less than a majority vote.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares of all series of the Trust have equal voting rights and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Rights of shareholders cannot be modified by less than a majority vote. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire; and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to hold an annual meeting of shareholders.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold annual shareholders’ meetings unless required by law. There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act. As set forth in the Trust’s By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; reviews performance of the Fund; and oversee the business activities of the Fund. This section of the SAI provides information about the persons who serve as Trustees and executive officers to the Trust, as well as the entities that provide services to the Trust.

TRUSTEES AND OFFICERS. Following are the Trustees and executive officers of the Trust, their year of birth and address, their present position with the Trust, and their principal occupation during the past five years. Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are not an “interested person” as defined in the 1940 Act (“Independent Trustees”), are identified in the table. The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James H. Speed, Jr. (born 1953)	Trustee	Since 2013	Retired, Private Investor.	1	Independent Trustee of Centaur Mutual Fund Trust for its three series; Chesapeake Investment Trust for its one series; Independent Trustee of Hillman Capital Management Investment Trust for its one series, Brown Capital Management Mutual Fund for its four series, and Starboard Investment Trust for its eight series (all registered investment companies); Member of Board of Directors of M&F Bancorp, Inc.; Member of Board of Directors of Investors Title Company.
Thomas G. Douglass (born 1956)	Trustee	Since 2013	Principal, Douglass and Douglass, Attorneys.	1	Independent Trustee of Centaur Mutual Fund Trust for its three series.
INTERESTED TRUSTEE*
Wayne F. Wilbanks (born 1960)	Trustee and President	Since 2013	Managing Principal and Chief Investment Officer of the Advisor.	1	None

*	Mr. Wilbanks is an Interested Trustee because he is an employee and a principal of the Advisor.

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
OTHER EXECUTIVE OFFICERS
Leslie A. Green (born 1988)	Chief Compliance Officer	Since 2023	Chief Compliance Officer, Calfee, Halter & Griswold LLP; Chief Compliance Officer, Eagle Realty Capital Partners LLC and Eagle Realty Group.	n/a	n/a
Roger H. Scheffel Jr. (born 1968)	Vice President	Since 2013	Portfolio manager of the Advisor.	n/a	n/a
Stephen L. Preston (born 1966)	AML Compliance Officer	Since 2013	Senior Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Chief Compliance Officer of Northern Lights Distributors, LLC.	n/a	n/a
Carol J. Highsmith (born 1964)	Secretary	Since 2020	Vice President and Senior Counsel of Ultimus Fund Solutions, LLC.	n/a	n/a
Angela A. Simmons (born 1975)	Treasurer (Principal Financial Officer)	Since 2022	Vice President - Financial Administration of Ultimus Fund Solutions, LLC.	n/a	n/a

Board Structure

The Trust’s Board includes two Independent Trustees and one Interested Trustee. Mr. Speed, one of the Trust’s Independent Trustees, serves as Chairman of the Board. The Chairman generally presides at all Board Meetings, Executive Sessions of the Independent Trustees and meetings of the Committee of Independent Trustees. The Chairman facilitates communication and coordination between the Independent Trustees and management and works closely with Trust counsel. He also reviews meeting agendas for the Board and the information provided by management to the Independent Trustees. He is also assisted by Mr. Wilbanks as President of the Trust. Mr. Wilbanks, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund service providers.

The Board believes that its leadership structure, including having two out of three Trustees as Independent Trustees, coupled with the responsibilities undertaken by Mr. Wilbanks as President and Mr. Speed as the Chairman, is appropriate and in the best interests of the Trust. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its series. During these meetings, the Board receives reports from Trust management, the Fund’s administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings.

Board Committee. The Board has established a Committee of Independent Trustees, the principal functions of which are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; (iv) to act as the Trust’s proxy voting committee under the Trust’s Proxy Voting and Disclosure Policy; and (v) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act. In selecting and nominating persons to serve as Independent Trustees, the Committee will not consider nominees recommended by shareholders of the Trust.

Messrs. Speed and Douglass are the members of the Committee of Independent Trustees. The Committee of Independent Trustees met once during the Trust’s last fiscal year.

Risk Oversight. The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Fund, the Board oversees risk through various regular board and committee activities. The Board, directly or through its Committee of Independent Trustees, reviews reports from, among others, the Advisor, the Trust’s CCO, the Trust’s independent registered public accounting firm, and outside legal counsel, regarding risks faced by the Fund and the risk management programs of the Advisor, with respect to the Fund’s investment and trading activities, and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Advisor, for the Fund’s investment and trading activities, and other service providers to the Fund. Although the risk management policies of the Advisor and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Fund can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board or the Advisor or other service providers. The Independent Trustees meet separately with the Trust’s CCO at least annually, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual written report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the Trust’s CCO to address matters arising between regular meetings.

The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Fund, including the Fund’s investment performance, as well as reports regarding the valuation of the Fund’s securities. The Board also receives quarterly reports from the Fund’s administrator, transfer agent and distributor on regular quarterly items and, where appropriate and as needed, on specific issues. In addition, in its annual review of the Fund’s investment advisory agreement, the Board will review information provided by the Advisor relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

Qualification of Trustees

The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

Mr. Wilbanks has experience in and knowledge of the financial industry as an investor, and in his roles as a portfolio manager and CEO of the Advisor. Mr. Douglass has experience in and knowledge of the financial industry as an individual investor and in his role as a trustee on another mutual fund board. He is also an attorney with experience in dealing with trusts and has knowledge of securities laws from previously serving as an arbitrator for the National Association of Securities Dealers, which is now part of the Financial Industry Regulatory Authority. Mr. Speed has experience in and knowledge of the financial industry as an individual investor and in his role as a trustee on several other mutual fund boards. He also has business experience as a past President and CEO of an insurance company and as past President of a company in the business of consulting and private investing.

The Board has determined that, collectively, the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Beneficial Ownership of Shares of the Fund. The table below shows, for each Trustee, the value of shares of the Fund beneficially owned, and the aggregate value of investments in shares of the Fund in the Fund complex, as of December 31, 2022, and stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.

Name of Trustee*	Dollar Range of Shares of the Fund Owned by Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies*
James H. Speed, Jr.	C	C
Thomas G. Douglass	B	B
Wayne F. Wilbanks	E	E

*	The Fund is not part of a Family of Investment Companies.

Ownership in Fund Affiliates. As of December 31, 2022, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Advisor, the Fund’s principal underwriter or any affiliate of the Advisor or the principal underwriter.

Compensation. Officers of the Trust and the Trustees who are interested persons of the Trust or the Advisor receive no salary from the Trust. The Fund pays Trustees who are not affiliated with the Advisor a fee of $8,500 each year, plus $500 for each meeting attended in person or by telephone. The Fund reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. The following table reflects the amount of compensation received by each Trustee during the fiscal year ended August 31, 2023:

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust Paid to Trustees
Independent Trustees
James H. Speed, Jr.	$10,500	None	None	$10,500
Thomas G. Douglass	$10,500	None	None	$10,500
Interested Trustees
Wayne F. Wilbanks	None	None	None	None

Principal Holders of Voting Securities. As of November 30, 2023, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares of the Investor Shares and the Institutional Shares of the Fund. On the same date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund:

Investor Shares:

Name and Address of Record Owner*	Amount of Ownership	Percentage Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds Dept 211 Main Street San Francisco, CA 94105	560,205.103 shares	96.95%

Institutional Shares

Name and Address of Record Owner*	Amount of Ownership	Percentage Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Fund Dept 211 Main Street San Francisco, CA 94105	12,191,968.192 shares	93.48%

*	A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than the vote of other shareholders. However, the Fund does not believe that such entity has a beneficial interest of such shares.

CODES OF ETHICS. The Trust, the Advisor and the Fund’s principal underwriter have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act, that is designed to prevent personnel of the Trust, the Advisor and the Fund’s principal underwriter subject to the codes from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the codes). The codes of ethics permit personnel of the Trust, the Advisor and the principal underwriter subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions and pre-approval requirements. In addition, the codes of ethics of the Trust, the Advisor and the principal underwriter require that access persons of such entities report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

ANTI-MONEY LAUNDERING PROGRAM. The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, which is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund’s service providers are also responsible for monitoring aspects of the AML program. The AML program is subject to the continuing oversight of the Board.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Board. In the event of a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand, the Trust’s proxy voting committee (which is comprised of Independent Trustees) is responsible for determining how the Fund should cast its votes. Copies of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to this SAI.

No later than August 31 of each year, the Trust Files Form N-PX with the SEC. Form N-PX states how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. The Trust’s proxy voting records, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling 1-866-515-4626. This information is also available on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISOR. Information about the Advisor, Wilbanks, Smith & Thomas Asset Management, LLC, d/b/a WST Capital Management, 150 W. Main Street, Suite 1700, Norfolk, VA 23510, and its duties and compensation is described in the Prospectus. The Advisor, organized as a Virginia limited liability company, is controlled by Wayne F. Wilbanks.

The Advisor supervises the Fund’s investments pursuant to an investment advisory agreement. The Fund’s investment advisory agreement is effective for a one-year period and will remain in effect on a year to year basis thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees. The Fund’s investment advisory agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Fund. The investment advisory agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Advisor manages the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight of the Board. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers to execute purchases and sales of securities.

Under the investment advisory agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the investment advisory agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from the reckless disregard of its duties and obligations under the investment advisory agreement.

The Advisor receives a monthly advisory fee equal to an annual rate of 0.60% of the Fund’s net assets. In addition, the Advisor has entered into an Expense Limitation Agreement on behalf of the Fund, under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, Acquired Fund Fees and Expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.15% of the Fund’s average daily net assets until January 1, 2025. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board.

During the last three fiscal years the Advisor received the following management fees, net of fee waivers, from the Fund:

	Advisory Fees Accrued	Advisory Fee Waivers	Net Advisory Fees Received by Advisor
Fiscal Year Ended August 31, 2023	$828,806	$18,522	$810,284
Fiscal Year Ended August 31, 2022	$562,532	$11,493	$551,039
Fiscal Year Ended August 31, 2021	$391,574	$0	$391,574

PORTFOLIO MANAGERS. A management team consisting of Wayne F. Wilbanks, CFA, Roger H. Scheffel, Jr. and Tom McNally, CMT, CFA is responsible for the day-to-day management of each Fund’s portfolio.

Compensation. Each of the portfolio managers receives a base salary from the Advisor. Each of Messrs. Scheffel and McNally also receive compensation based on the amount of portfolio assets he respectively manages. In addition, as stated above, Mr. Wilbanks is the controlling owner of the Advisor, and is accordingly entitled to profits related to his ownership. The portfolio managers’ compensation is not directly linked to the Fund’s performance, though positive performance and growth in managed assets are factors that may contribute to the Advisor’s revenues and distributable profits.

Ownership of Fund Shares. The table below shows the value of shares of the Fund owned by each portfolio manager as of August 31, 2023, stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; and G = over $1,000,000.

Portfolio Manager	Dollar Range of Shares of the Fund
Wayne F. Wilbanks	G
Roger H. Scheffel, Jr.	D
Tom McNally	C

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of August 31, 2023.

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Wayne F. Wilbanks	Other Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 978	$0 $1.3 billion	$0 $0 $0	$0 $0 $0

Roger H. Scheffel Jr.	Other Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 225	$0 $0 $364.9 million	$0 $0 $0	$0 $0 $0
Tom McNally	Other Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 111	$0 $0 $18.1 million	$0 $0 $0	$0 $0 $0

Conflicts of Interests. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. These other accounts include separately managed private clients and other pooled investment vehicles (the “Other Accounts”). The Other Accounts might have similar investment objectives as the Fund, be compared to the same indices as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.

Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. The portfolio managers know the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Fund, or vice versa.

Investment Opportunities: The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. Differences in the compensation structures of the Advisor’s investment products may give rise to a conflict of interest by creating an incentive for the Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT. Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Advisor under the investment advisory agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

—	prepare and assemble reports required to be sent to the Fund’s shareholders and arrange for the printing and dissemination of such reports;

—	assemble reports required to be filed with the SEC and file such completed reports with the SEC;

—	arrange for the dissemination to shareholders of the Fund’s proxy materials and oversee the tabulation of proxies;

—	file the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

—	assist in monitoring compliance of the Fund’s operations with the 1940 Act and with its investment policies and limitations; and

—	make such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

For providing these administration services, Ultimus receives a monthly fee from the Fund based on its average daily net assets (subject to a minimum fee per month), plus out-of-pocket expenses.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Fund’s custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains prices used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund. For providing these fund accounting services, Ultimus receives from the Fund a base monthly fee plus an asset based fee.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for each of the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials. For providing these shareholder services, Ultimus receives from each Fund an annual per account fee, subject to a minimum fee per month.

The Service Agreements, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods. During the last three fiscal years, Ultimus received the following fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent:

	Administration	Fund Accounting	Transfer Agent
Fiscal Year Ended August 31, 2023	$138,161	$49,810	$32,750
Fiscal Year Ended August 31, 2022	$93,911	$45,390	$31,500
Fiscal Year Ended August 31, 2021	$65,393	$42,542	$28,750

DISTRIBUTOR. Foreside Fund Services, LLC, whose principal location is at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor (also known as principal underwriter) of the shares of the Fund. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA).

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a commercially reasonable efforts basis. The Distributor has no obligation to sell any specific quantity of shares of the Fund. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor is not compensated by the Fund except as allowed under the Fund’s Distribution Plan, but instead is paid by the Advisor who pays the Distributor for certain distribution related services.

The Distributor may enter into agreements with selected broker-dealers or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

CUSTODIAN. U.S. Bank, N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Fund’s assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Board has selected the firm of Cohen & Company, Ltd. to serve as the independent registered public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, prepare the Fund’s federal, state and excise tax returns, and consult with the Fund on matters of accounting and federal and state income taxation. Such firm will audit the financial statements of the Fund at least once each year. A copy of the most recent Annual Report will accompany this SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL. Kilpatrick Townsend & Stockton LLP, 4208 Six Forks Road, Suite 1400, Raleigh, North Carolina 27609, serves as legal counsel to the Trust and the Fund.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Investing in the Fund” in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemptions in the Prospectus:

PURCHASES. Shares of the Fund are offered and sold on a continuous basis. The purchase price of shares of the Fund is the net asset value next determined after the order is received in proper form (plus any applicable sales charge). Net asset value is normally determined as of the time regular trading closes on the NYSE on days that the NYSE is open for regular trading (currently 4:00 p.m. Eastern time,

Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” below. An order received prior to the time regular trading closes on the NYSE will be executed at the price computed on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price computed on the next business day. The Fund’s net asset values are not calculated on business holidays when the NYSE is closed. Trading in foreign securities may take place in various foreign markets on certain days when the Fund is not open for business and does not calculate its net asset value.

The Fund reserves the right in its sole discretion: (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) to reduce or waive the minimum for initial and subsequent investments in the Advisor’s sole discretion (including circumstances where certain economies can be achieved in sales of Fund shares).

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to and withdrawals from their account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) that will be automatically invested in shares at the public offering price on or about the 15th and/or last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

REDEMPTIONS. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit. The Fund may also suspend or postpone the recording of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund. No charge is made by the Fund for redemptions other than the possible charge by the Custodian for wiring redemption proceeds or any charges by your broker-dealer or financial institution.

An irrevocable election has been filed pursuant to Rule 18f-1 under the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net assets at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election. If the Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities paid as redemption proceeds. In addition, when you sell the securities, you will pay any taxes and brokerage charges associated with selling the securities.

Involuntary Redemptions. In addition to the situations described in the Prospectus under “Redeeming Shares,” the Fund may redeem shares involuntarily to reimburse it for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to Fund shares as provided in the Prospectus from time to time, or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

Systematic Withdrawal Plan. Shareholders owning shares in the Fund valued at more than $5,000 may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire). If the shareholder prefers to receive his/her systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Shares – Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60 days’ written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-866-515-4626 or by writing to:

WSTCM Credit Select Risk-Managed Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for its Investor Shares. See the section entitled “Investing in the Fund – Distribution of Shares” in the Prospectus. As required by Rule 12b-1, the Plan was approved by the Board and separately by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan. The Plan provides that the Trust’s Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures. The Board will take into account the expenditures for purposes of reviewing operation of the Plan and in connection with its annual consideration of the renewal of the Plan.

Potential benefits of the Plan to the Fund include improved shareholder services and savings to the Fund in certain operating expenses. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

Under the Plan, the Fund may annually expend up to 0.25% of its average daily net assets allocable to Investor Shares to pay for any activity primarily intended to result in the sale of those shares and the servicing of shareholder accounts, provided that the Board has approved the category of expenses for which payment is being made. Such expenditures paid as distribution fees to any person who sells shares may not exceed 0.25% for Investor Shares per annum of the Fund’s average daily net assets. Such expenditures may include, without limitation: (a) the printing and mailing of Fund Prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Fund; (c) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund; (d) training sales personnel regarding the Fund; and (e) financing any activity that the Distributor determines is primarily intended to result in the sale of Fund shares. The Fund does not participate in any joint distribution activities with other investment companies.

During the fiscal year ended August 31, 2023, the Fund incurred distribution expenses of $27,692, 100% of which was compensation paid to broker-dealers for the sale or retention of Fund shares.

GENERAL INFORMATION

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees the Fund may pay to financial intermediaries pursuant to the Fund’s distribution plan.

Other Payments by the Advisor

The Advisor and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Advisor and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Advisor and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Advisor through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following special shareholder services:

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to WSTCM Credit Select Risk-Managed Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Your request should include the following: (i) the Fund’s name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) Medallion signature guarantees (See the heading “Redeeming Shares – Signature Guarantees” in the Prospectus); and (v) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

EMPLOYEES AND AFFILIATES OF THE FUND

The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. In keeping with this purpose, the Fund may accept accounts with less than the minimum investment from Trustees, officers and employees of the Fund and the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or members of their immediate family. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment requirements if such shareholders consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies that govern the disclosure of portfolio holdings. These policies are intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under the Trust’s policies, the Trust and the Advisor generally will not disclose the Fund’s portfolio holdings to a third party unless such information is made available to the public. The policies provide that the Trust and the Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of its portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-866-515-4626. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-PORT, as applicable. The Fund’s Form N-CSR and Form N-PORT are available on the SEC’s website at http://www.sec.gov. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-PORT and the second and fourth fiscal quarter portfolio holdings reports will be included with the semiannual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The Fund and/or the Advisor may, from time to time make additional portfolio holdings information available to the public on their website at www.wstcmfunds.com. Complete lists of the Fund’s holdings are generally posted to the website within five to thirty days of the end of the calendar quarter or month and such information will remain available until new information for the next calendar quarter or month is posted. The Fund may also send a portion or all of this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until such information is at least 30 days old or until one day after the information has been posted to the Fund’s website.

The officers of the Trust and/or the Advisor may share non-public portfolio holdings information with the Fund’s service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm, and legal counsel as identified in the Fund’s Prospectus and SAI, FilePoint Edgar Services, Financial Graphic Services, Inc., and Blu Giant, LLC (financial edgarizing, typesetting and printing firms). The Fund and/or the Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund and/or the Advisor may, from time to time, provide additional portfolio holdings information in the form of quarterly or monthly management letters; provided, however, that the Fund and/or the Advisor will not send such quarterly or monthly management letters to shareholders until such information is either filed with the SEC or publicly disclosed on the Fund’s website. In addition, non-public portfolio holdings information and other information regarding the investment activities of the Fund may also be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. The Fund will be providing non-public portfolio holdings information to the rating or ranking organizations listed in the table that follows. Each disclosure arrangement has been authorized by the Trust and/or the Advisor in accordance with the Fund’s disclosure of portfolio holdings policy upon a determination that this disclosure serves a legitimate business purpose of the Fund and that each organization is subject to a duty of confidentiality. Below is a table listing the groups that will be receiving non-public portfolio holdings information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided quarterly, with a 60-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value	Provided quarterly, with a 60-day lag. No formal conditions or restrictions. Lipper indicates that it will not trade based on the Fund’s portfolio information, and it prohibits its employees from any such trading.	None
Bloomberg L.P.	CUSIP, description, shares/par, market value	Provided quarterly, with a 60-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.	None
S&P Global Inc.	CUSIP, description, shares/par, market value	Provided quarterly, with a 60-day lag. No formal conditions or restrictions. S&P indicates that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities, and S&P employees must certify annually that they have followed this code of business conduct.	None

Thomson Reuters	CUSIP, description, shares/par, market value	Provided quarterly, with a 60-day lag. No formal conditions or restrictions. Thomson Financial indicates that it requires all employees to sign confidentiality agreements acknowledging that all information received during their employment must be used for legitimate business purposes only.	None
FactSet	CUSIP, description, shares/par, market value	Provided quarterly, with a 60-day lag. No formal conditions or restrictions.	None

The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the appropriate officers of the Trust determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor, through its officers, is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

The Fund’s policies regarding disclosure of portfolio holdings are subject to the continuing oversight and direction of the Board. The Advisor and Ultimus are required to report to the Board any known disclosure of the Fund’s portfolio holdings to unauthorized third parties. The Fund has not entered (and does not currently intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

PRICING OF SHARES

The net asset value and the public offering price (net asset value plus any applicable sales charge) of shares of the Fund are normally determined as of the time regular trading closes on the NYSE (currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier). The Fund’s net asset values are not calculated on business holidays or weekends when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of the Fund will not be calculated.

In computing the net asset value for the Fund, all Fund-specific liabilities incurred or accrued are deducted from the net assets of the Fund. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by the Adviser, as the Fund’s valuation designee, in accordance with procedures established by the Board. Market values are determined according to generally accepted accounting practices and all laws and regulations that apply. Using methods approved by the Board, the assets of the Fund are generally valued as follows:

●	Securities that are listed on a securities exchange or quoted on a national market system are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

●	Securities that are listed on an exchange and that are not traded on the valuation date are valued at the most recent closing bid price.

●	Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.

●	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

●	Options are valued at the mean of the last quoted bid and ask prices at the time of valuation. If no bid quotation is readily available at the time of valuation, the option shall be valued at the mean of the last quoted ask price and $0.00. In determining bid and ask prices for exchange listed options, pricing will be based on bid and ask prices as reported on the option’s primary exchange. For purposes of determining the primary exchange, the following applies: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE is considered the primary exchange unless the Advisor identifies a different primary exchange for the option; and (ii) if the option does not trade on the CBOE, the Advisor identifies the primary exchange for the option. Notwithstanding the foregoing, an option may be valued at fair value when (i) the option does not trade on the valuation date; or (ii) reliable last quoted bid and/or ask prices as of the time of valuation are not readily available.

●	Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board.

●	Futures contracts are generally valued at the last quoted sales price on the applicable valuation date.

●	One or more pricing services may be utilized to determine the value of securities held by the Fund. The methods used by independent pricing services and the quality of valuations so established are reviewed by the Advisor and the Fund’s administrator under general supervision of the Board.

●	Open-end investment companies, not listed on an exchange, including mutual funds and money market funds, are valued at the net asset value reported by such open-ended investment companies.

●	Fixed-income securities are normally valued on the basis of prices obtained from independent third-party pricing services approved by the Board of Trustees, which are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yield, maturity, call features, ratings, institutional sized trading in similar groups of securities and developments related to specific securities.

Securities traded on a foreign stock exchange may be valued based upon the closing price on the principal exchange where the security is traded; however, because the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded, such securities will typically be priced at their fair value as determined by independent pricing services. As a result, the prices of securities used to calculate the Fund’s net asset value may differ from quoted or published prices for the same securities. Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service, if available, otherwise based on the mean of the current bid and ask prices of such currency as last quoted by any recognized dealer or major banking institution. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund. Subject to the provisions of the Trust Instrument, determinations by the Board as to the direct and allocable liabilities and the allocable portion of any general assets with respect to the Fund are conclusive.

To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act and are not traded on an exchange, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. This information relates only to U.S. federal income tax law as applicable to U.S. shareholders (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts, and estates). No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Qualification as a Regulated Investment Company

The Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the “Code”), and has qualified, and intends to remain qualified, as a regulated investment company under Subchapter M of the Code (“RIC”). In order to qualify as a RIC, the Fund must elect to be a RIC or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities, or currencies, and net income derived from an investment in a “qualified publicly traded partnership” as defined in section 851(h) of the Code (the “source-of-income rest”). Any income derived by the Fund from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

The Fund may not qualify as a RIC for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year (the “asset diversification tests”). In general, at least 50% of the value of the Fund’s total assets must be represented by cash, cash items, government securities, securities of other RICs, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other RICs) of any one issuer; the securities of two or more issuers (other than securities of another RIC) if the issuers are controlled by the Fund and they are, pursuant to Treasury Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more qualified publicly traded partnerships. The Fund intends to satisfy all of the requirements of the source-of-income test and the asset diversification tests on an ongoing basis for continued qualification as a RIC.

If the Fund fails to meet either the asset diversification test with respect to a taxable quarter or the source-of-income test with respect to a taxable year, the Code provides several remedies, provided certain procedural requirements are met, which will allow the Fund to retain its status as a RIC. There is a remedy for failure to satisfy the asset diversification tests, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. In addition, there is a remedy for a de minimis failure of the asset diversification tests, which would require corrective action but no tax. In addition, the Code allows for the remedy of a failure of the source-of-income tests, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded RICs, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). Such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for (i) the dividends-received deduction (“DRD”) in the case of corporate shareholders or (ii) treatment as “qualified dividend income” in the case of noncorporate shareholders, provided in each case that certain holding period and other requirements are met. Failure to qualify as a RIC would have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a RIC in any given tax year.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net tax-exempt interest (if any) for each tax year. Distributions paid to you generally may be characterized as ordinary income. A portion of these distributions may qualify for the DRD when paid to certain corporate shareholders.

Under current tax law, qualifying corporate dividends are taxable at long-term capital gains tax rates. The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a DRD for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. RICs that receive qualified REIT dividend income may designate such amounts as Section 199A dividends. Qualified REIT dividend income is the excess of qualified REIT dividends received by the RIC over the amount of the RIC’s deductions that are properly allocable to such income. If the Fund designates a dividend as a Section 199A distribution, it may be treated by shareholders as a qualified REIT dividend that is taxed as ordinary income and for non-corporate taxpayers eligible for the 20% deduction for “qualified business income” under Code section 199A. Generally, only non-corporate shareholders who have held their shares for more than 45 days during the 91-day period beginning on the date which is 45 days prior to the ex-dividend date for such dividend are eligible for such treatment.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Fund will designate (1) any distribution that constitutes a qualified dividend as qualified dividend income; (2) any tax-exempt distribution as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; (4) any dividend eligible for the DRD; and (5) any distribution that is comprised of qualified REIT dividend income as a Section 199A dividend as such in a written notice provided to shareholders after the close of the Fund’s taxable year.. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held the Fund’s shares, even if they reduce the NAV of shares below the shareholder’s cost, and thus, in effect, result in a return of a part of the shareholder’s investment.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if the Fund declares a dividend in October, November, or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Each year, shareholders will receive a statement detailing the tax status of any Fund distributions for that year.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains. As of August 31, 2023, the Fund had the following capital loss carryforwards:

Fund
No expiration – short-term	$4,884,227
No expiration – long-term	$0
$4,884,227

To the extent that the Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of capital gain dividends. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. A RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term).

Excise Tax

A 4% nondeductible excise tax is imposed on RICs that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid the imposition of any excise tax liability, which could result in tax consequences for shareholders.

Sale of Repurchase of Shares

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

Shareholders should note that, upon the sale of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gains dividends received with respect to the shares. Any capital loss arising from the sale, exchange, or repurchase of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which such shareholder’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. Capital losses in any tax year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

The repurchase or transfer of shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering shareholders. On the other hand, a shareholder holding shares as capital assets who tender all of his or her shares (including shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold his or her shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the shares and the shareholder’s adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage (currently 24%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, who are subject to withholding by the Internal Revenue Service (“IRS”) for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

State and Local Taxes

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Investors are advised to consult their tax advisors with specific reference to the potential tax consequences of these laws.

Cost Basis Reporting

Mutual funds are required to report cost basis information to the IRS on Form 1099-B, Proceeds for Broker and Barter Exchange Transactions, and furnish to fund shareholders the cost basis information for fund shares purchased and/or sold on or after January 1, 2012. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS-accepted cost basis methods, the Fund will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Prospective investors should consult with their own tax advisors regarding the application of these provisions to their situation.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The “average annual total return” of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges. Performance figures will be given for the most recent one, five and ten year periods, or for the life of the Fund if it has not been in existence for any such periods. When considering “average annual total return” figures for periods longer than one year, it is important to note that the Fund’s annual total return for any given year might have been greater or less than its average for the entire period. “Cumulative total return” represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions).

The following is a brief description of how performance is calculated. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years and ten years or since inception (as applicable). These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ERV

Where	P = a hypothetical initial payment of $1,000 T = average annual total return

n = number of years
ERV = ending redeemable value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVD

Where	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years
ATVD = ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of Fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVDR

Where	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions)
n = number of years
ATVDR = ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculations of average annual total return and cumulative total return assume an initial $1,000 investment and reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of the Fund’s future performance. The table below shows the Fund’s average annual total returns for the periods ended August 31, 2023:

	One Year	Five Years	Since Inception (September 30, 2014)
Institutional Shares	1.86%	3.38%	3.48%
Investor Shares	1.35%	3.02%	3.18%

The Fund’s performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. The Fund may also compare its performance to other reports of the performance of managed accounts of the Advisor. Of course, there can be no assurance the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund’s performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

●	Lipper ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

●	Morningstar, Inc., an independent rating service, rates mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Fund’s Prospectus to obtain a more complete view of the Fund’s performance before investing. Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund, assuming reinvestment of dividends, over a specified period of time.

From time to time, the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date. The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended August 31, 2023, including the Financial Highlights appearing in the Prospectus, are incorporated by reference and made a part of this document. Copies of the Fund’s audited financial statements may be obtained at no charge by calling or writing the Fund at the phone number and address shown on the first page of the SAI.

APPENDIX A – DESCRIPTION OF RATINGS

The Fund may acquire from time to time fixed-income or debt securities as described in the Prospectus and this SAI. The Fund is not restricted with respect to yield, maturity, or credit quality of any fixed-income or debt securities, so that the Fund may purchase fixed-income or debt securities that are of high quality “investment grade” (“Investment-Grade Debt Securities”) or of lower quality with significant risk characteristics (e.g., “junk bonds”). The various ratings used by nationally recognized statistical rating organizations (each an “NRSRO”) are described below.

A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

S&P® GLOBAL RATINGS. The following summarizes the highest four ratings used by S&P Global Ratings (“S&P”), a division of S&P Global, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” “C” and “D” are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions. An obligation rated “D” is in default or in breach of an imputed promise.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A short-term obligation rated “A-1” is rated in the highest category by S&P and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong. A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term municipal notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICE, INC. Ratings assigned on Moody’s Investors Service, Inc. (“Moody’s”) global long-term and short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The highest four ratings are deemed to be Investment-Grade Debt Securities by the Advisor:

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Short-Term Ratings

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following short-term ratings:

P-1 – Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2 – Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3 – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VIMG”) scales discussed below.

MIG Ratings – Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes, and certain other short term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings – For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Please see our methodology that discusses obligations with conditional liquidity support.

For VRDOs, we typically assign a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

Industrial development bonds in the U.S. where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch Ratings, Inc. (“Fitch”):

National Long-Term Credit Ratings

AAA – “AAA” National Ratings denote the highest rating assigned by Fitch in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.

AA – “AA” National Ratings denote expectations of a very low level of default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A – “A” National Ratings denote expectations of a low level of default risk relative to other issuers or obligations in the same country or monetary union.

BBB – “BBB” National Ratings denote a moderate level of default risk relative to other issuers or obligations in the same country or monetary union.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be Investment-Grade Debt Securities. Securities rated BB denote an elevated default risk relative to other issuers or obligations in the same country or monetary union, and securities rated B denote a significantly elevated level of default risk relative to other issuers or obligations in the same country or monetary union. A rating CCC denotes a very high level of default risk relative to other issuers or obligations in the same country or monetary union, while a rating CC denotes the level of default risk is among the highest relative to other issuers or obligations in the same country or monetary union, and a rating C denotes that a default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a C category rating for an issuer include: the issuer has entered into a grace or cure period following non-payment of a material financial obligation, the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; the formal announcement by the issuer of their agent of a distressed debt exchange; and a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. RD ratings indicate an issuer that, in Fitch’s opinion, has experienced an uncured payment default on a bond, loan or other material financial obligation but that has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure and has not otherwise ceased business. This would include the selective payment default on a specific class or currency of debt; the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or execution of a distressed debt exchange on one or more material financial obligations. D ratings denote an issuer that has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

National Short-Term Credit Ratings

F1 – Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under Fitch’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2 – Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.

F3 – Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

B – Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

Short-term rates B, C, RD and D by Fitch are considered by the Advisor to be below Investment-Grade Debt Securities. Short-term securities rated C indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. Short-term securities rated RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD ratings are applicable to entity ratings only. Short-term securities rated D indicate a broad-based default event for an entity, or the default of a short-term obligation.

While the foregoing descriptions of the ratings systems used by the Advisor distinguish between Investment-Grade Debt Securities and more speculative debt securities, as stated above the Fund is not limited with respect to the yield, maturity or credit quality of the debt securities in which it invests. Accordingly, the Fund’s portfolio may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and

(2)	the Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

WST INVESTMENT TRUST

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities and Exchange Act of 1934, as amended (“1934 Act”), and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities. On November 2, 2022, the SEC adopted amendments to these rules and form amendments that become effective July 1, 2024, meaning that registered management investment companies will be need to start complying with the amended rule and form amendments on Form N-PX covering the period July 1, 2023 to June 30, 2024 and thereafter. The rule and form amendments, as amended, are referred to herein as the “IC Amendments”.

The IC Amendments require that each series of shares of the WST Investment Trust (“Trust”) listed on Exhibit A, attached hereto, (individually a “Fund” and collectively “Funds”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities. Additionally, the IC Amendments require an institutional investment manager subject to filing requirements under Rule 13f-1 of the 1934 Act (“Institutional Manager”), to report on Form N-PX how it voted proxies relating to executive compensation matters (i.e., say-on-pay), as required by the Exchange Act. The reporting requirements for institutional investment managers complete implementation of those requirements added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”).

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that Wilbanks, Smith & Thomas Asset Management, LLC (“Advisor”), as the Funds’ investment advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

(1)	to make the proxy voting decisions for each Fund; and

(2)	to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the information for each matter with respect to which the Fund was entitled to vote as set forth in Section III.B. below and assisting in categorizing each matter voted on by the Fund as required in Item 1(g) of Form N-PX.

The Board, including a majority of the independent trustees of the Board, shall approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund. The Board shall also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholder (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Each Fund will notify its shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the information required to be reported on Form N-PX, including the following information on Form N-PX, for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(1)	The name of the issuer of the portfolio security;

(2)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);

(3)	If the CUSIP number is not available, the International Securities Identification Number (“ISIN”) for the portfolio security (if available through reasonably practicable means);

(4)	The shareholder meeting date;

(5)	An identification of the matter voted on in the manner set forth in the Form N-PX instructions;

(6)	All categories applicable to the matter voted on from the list of categories set forth in Item 1(g) of Form N-PX;

(7)	Whether the matter was proposed by the issuer or by a security holder;

(8)	The number of shares that were voted or instructed to be cast, with the number zero (“O”) entered if no shares were voted;

(9)	The number of shares that were loaned and not recalled;

(10)	How the shares were voted (e.g., for or against proposal, or abstain; for or withhold regarding election of directors) and, if the votes were cast in multiple manners (e.g., for and against), the number of shares voted in each manner;

(11)	Whether the Fund voted for or against management’s recommendation;

(12)	If applicable, the identity of each Institutional Manager on whose behalf the Form N-PX report is being filed (other than the reporting person filing the report) that exercised voting power over the security, by entering the number assigned to the Institutional Manager on the Summary Page of the Form N-PX; and

(13)	Any other information the Fund would like to provide about the matter or how it voted.

In accordance with new rule 14Ad-1, each Institutional Manager shall report annually on Form N-PX each say-on-pay vote over which the Institutional Manager exercised voting power. The rule requires an Institutional Manager to report say-on-pay votes when it uses voting power to influence a voting decision with respect to a security. The rule permits joint reporting of say-on-pay votes by Institutional Managers, or by Institutional Managers and funds, under identified circumstances to avoid duplicative reporting. It also requires additional disclosure to allow identification of a given Institutional Manager’s full say-on-pay voting record. Institutional Managers will also be required to comply with the other requirements of Form N-PX for their say-on-pay votes.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;

(ii)	Proxy Statements received regarding each Fund’s securities;

(iii)	Records of votes cast on behalf of each Fund; and

(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted September 23, 2013

Updated October 24, 2023

EXHIBIT A

Series of the WST Investment Trust:

1.	WSTCM Credit Select Risk-Managed Fund

WILBANKS, SMITH & THOMAS ASSET MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policy

Wilbanks, Smith & Thomas Asset Management, LLC (“WST”) does not have the authority and will not be responsible for voting proxies for its clients except where we are required to vote (e.g. by the plan documents governing ERISA accounts) or have specifically agreed to vote. In the instance where we are required to vote, proxies will be voted after all appropriate information has been collected and reviewed, in the best financial interest of the clients which WST generally believes to be consistent with management’s recommendations.

Predetermined Guidelines: Routine and Financial or Corporate Governance Matters

WST adheres to certain predetermined voting guidelines and required voting will be done on a case-by-case basis, deemed by WST’s Investment Committee to be in the best financial interest of its clients. Certain financial and corporate governance issues may need additional consideration, as they may involve issues such as hostile takeovers and mergers. WST will typically vote with management on the following matters and proposals:

(1)                  Allot Securities Cumulative Voting

(2)                  Date / Place of Annual Meeting

(3)                  Declaration of Final Dividend Payment

(4)                  Dividend

(5)                  Election of Directors

(6)                  Increase / Decrease Share Capital

(7)                  Indemnification / Liability

(8)                  Miscellaneous Corporate Actions – Global

(9)                  Miscellaneous Corporate Governance

(10)               Par Value Change

(11)               Ratification of Director’s actions on routine matters

(12)               Receive Consolidated Financial Statements

(13)               Stock Issuance

(14)               Transact Other Business

(15)               Amend Articles/By Law/Charter – Organization Related

(16)               Amend Investment Policy

(17)               Appoint Auditors and Approve Remuneration

(18)               Appointment of Independent Auditors

(19)               Approve / Amend Investment Advisory Agreements

(20)               Approve Authorized Common Stock Increase

(21)               Approve Common Stock Par Value Change

(22)               Approve Merger Agreement

(23)               Approve Reorganization Plan

(24)               Approve Reverse Stock Split

(25)               Authorize Directors to Increase / Decrease Share Capital

(26)               Authorize Directors to Repurchase Shares

(27)               Change Stock Exchange Listing

(28)               Confidential Voting

WST will not vote with management on any recommendations that the role of CEO and Chairman be combined. WST feels these roles should be kept separate.

Guidelines: Social Conscience/Moral Issues

WST intends to vote against proxies involving management’s actions relative to social or moral issues. Where the economic impact of a proposal is not clear, a vote to “abstain” may be appropriate.

45

Guidelines: Foreign Investments

On occasion, WST may invest client assets in foreign securities. Given the complexity and variety of regulatory schemes and corporate practices in foreign countries and other factors such as translation expenses, there may be excessive costs associated with voting proxies for foreign securities. Thus, WST intends to abstain from voting such proxies.

Guidelines: Client Guidelines

A client may have their own set of proxy voting guidelines, which may conflict with WST’s policy or with the voting guidelines of another client. If such a situation arises, it is the intention of WST to comply with client guidelines by voting the proxies attributable to that client on a proportionate basis (based on the number of shares held by the client).

Conflicts of Interest

In the instance where WST is required to vote proxies, the voting policies and procedures are designed to ensure that proxies are properly voted, material conflicts are avoided or resolved in the best financial interest of the clients and that fiduciary obligations are fulfilled. Neither WST nor any person involved in the proxy voting process is engaged in any material business other than managing assets for clients. WST has reviewed and will continue to review with its officers and employees whether any relationships, personal, business or otherwise, exist between WST or any of its officers or employees (including their immediate families) and the issuer of any of WST’s client holdings or any of the issuer’s officers, directors, director-candidates, or proxy proponents.

WST recognizes that it is affiliated with other companies through its association with Rosemont Partners, LLC. However, neither WST nor any of its employees are cognizant of the activities of such affiliates other than awareness of the general business activities of some affiliates, nor is WST subject to influence by any such affiliates in terms of voting its proxies. WST also recognizes that it is affiliated with Lafayette Advisors, LLC; however, neither WST nor any of its employees are subject to influence by any such affiliates in terms of voting its proxies. Should any officer or employee be subject to any such influence, he/she shall immediately report such contact to the Compliance Officer.

Procedures

An administrator at WST will collect proxy material, compare the shares on the proxy against the shares in its database and cast the votes according to these policies and procedures.

WST utilizes Broadridge’s ProxyEdge software for its required proxy voting and record keeping. The online Proxy Edge system stores records of how shares were voted per account and enables WST to maintain accurate information on proxies.

This process is performed according to the predetermined guidelines stated above and all proxy information is reviewed daily. One of our administrators checks the ProxyEdge online system every day, reviews proxy meeting information, looks for discrepancies between the ProxyEdge system and our portfolio management database, confirms new and closed accounts, and reviews the meeting alerts. If any proxies need to be voted, the administrator notifies a Research Analyst to provide a voting decision.

Investment Committee Members include WST’s Principals, Portfolio Managers, Relationship Managers, Research Analysts, Client Associates and the CCO.

New accounts that require WST to vote are reported to Broadridge who then forwards the account information to the brokerage firm or financial institution that has custody of the clients’ securities. The new accounts are entered into Proxy Edge so that subsequent meetings can be electronically voted, account holdings can be updated and any future meetings monitored through Broadridge. If a custodian rejects Broadridge’s new account information form, WST should receive paper ballots until the rejection has been researched and resolved. All paper ballots received by WST will be voted in accordance with the votes cast electronically through Broadridge, following the same voting guidelines and procedures. Copies of these ballots and accurate records of the voting will be maintained.

Proxy Voting Record Keeping

WST will maintain (i) written Proxy Voting Policies and Procedures; (ii) all Proxy Statements received in connection with client securities; (iii) a record of how WST voted each proxy; (iv) any other documents prepared by WST that were material to the voting decision or that memorialize the basis for that decision; and (v) a copy of each written client request for voting records and a copy of the written response to a client request (whether written or oral).

Client Request

WST will send a current copy of its Proxy Voting Policies and Procedures to any client, where Wilbanks, Smith & Thomas is required or has agreed to vote proxies at their request as well as a record of previously voted proxies for their holdings by writing or calling:

46

Chief Compliance Officer

Wilbanks Smith & Thomas Asset Management, LLC

150 West Main Street, Suite 1700

Norfolk, VA. 23510

(757) 623-3676

Requested material will be promptly forwarded to the client.

Amendments Disclaimer

WST’s Investment Committee reserves the right to modify or amend these policies and procedures at any time without notice.

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.	Exhibits

(a)	Agreement and Declaration of Trust (“Trust Instrument”)[1]

(b)	By-Laws [1]

(c)	Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)	Investment Advisory Agreement between the Registrant and Wilbanks, Smith & Thomas Asset Management, LLC (the “Advisor”) with respect to the WSTCM Credit Select Risk-Managed Fund[3] (formerly WST Asset Manager – U.S. Bond Fund)

(e)(1)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC (“Distributor”)[5]

(e)(2)	Novation Agreement between the Registrant and Foreside Fund Services, LLC[7]

(f)	Not Applicable.

(g)(1)	Custodian Agreement [2]

(h)(1)	Form of Administration Agreement with Ultimus Fund Solutions, LLC as amended August 23, 2018[6]

(h)(2)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC[2]

(h)(3)	Form of Fund Accounting Agreement with Ultimus Fund Solutions, LLC as amended August 23, 2018[6]

(h)(4)	Expense Limitation Agreement between the Registrant and the Advisor with respect to the WSTCM Credit Select Risk-Managed Fund[5]

(i)	Opinion and Consent of Kilpatrick Townsend & Stockton LLP regarding the legality of securities registered with respect to the Fund.[4]

(j)	Consent of Independent Registered Public Accounting Firm. – Filed herewith.

(k)	Inapplicable

(l)	Initial Capital Agreement.[4]

(m)	Distribution Plan under Rule 12b-1 with respect to the WSTCM Credit Select Risk – Managed Fund[5]

(n)	Rule 18f-3 Plan.[4]

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant[4]

(p)(2)	Code of Ethics for the Advisor[5]

(q)	Copy of Powers of Attorney[7]

[1]	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed June 28, 2013 (File No. 333-189704)
[2]	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed June 18, 2014 (File No. 333-189704)
[3]	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 3 filed December 19, 2014 (File No. 333-189704)
[4]	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed October 22, 2013 (File No. 333-189704)
[5]	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9 filed December 26, 2017 (File No. 333-189704)
[6]	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 11 filed December 28, 2018 (File No. 333-189704)
[7]	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 23 filed December 29, 2021 (File No. 333-189704)

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust. The Registrant’s Trust Instrument contains the following provisions:

Section 2. Indemnification and Limitation of Liability. The Trustees (the “Trustees”) of the WST Investment Trust (the “Trust”) shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 3. Indemnification.

(a) Subject to the exceptions and limitations contained in Subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate series thereof to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d) To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e) Any repeal or modification of this Article VII by the shareholders, or adoption or modification of any other provision of the Trust Agreement or By- laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into an Investment Advisory Agreement with the Advisor and a Distribution Agreement with the Distributor. These agreements provide indemnification for those entities and their affiliates. The Advisor’s and Distributor’s personnel may serve as trustees and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31.	Business and other Connections of the Investment Adviser

The description of the Advisor is found under the caption of “Management of the Fund” in the Prospectus and under the caption “Management and Other Service Providers” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Advisor may provide investment advisory services to other persons or entities other than the Registrant.

ITEM 32.	Principal Underwriter

(a)	Foreside Fund Services, LLC (the “Distributor”) also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	Absolute Shares Trust
4.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
6.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
7.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
8.	Adaptive Core ETF, Series of Collaborative Investment Series Trust
9.	AdvisorShares Trust
10.	AFA Multi-Manager Credit Fund
11.	AGF Investments Trust
12.	AIM ETF Products Trust
13.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
14.	AlphaCentric Prime Meridian Income Fund
15.	American Century ETF Trust
16.	Amplify ETF Trust
17.	Applied Finance Core Fund, Series of World Funds Trust
18.	Applied Finance Explorer Fund, Series of World Funds Trust
19.	Applied Finance Select Fund, Series of World Funds Trust
20.	ARK ETF Trust
21.	ARK Venture Fund
22.	B.A.D. ETF, Series of Listed Funds Trust
23.	Bitwise Funds Trust
24.	Bluestone Community Development Fund
25.	BondBloxx ETF Trust
26.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
27.	Bridgeway Funds, Inc.
28.	Brinker Capital Destinations Trust
29.	Brookfield Real Assets Income Fund Inc.
30.	Build Funds Trust
31.	Calamos Convertible and High Income Fund
32.	Calamos Convertible Opportunities and Income Fund
33.	Calamos Dynamic Convertible and Income Fund
34.	Calamos ETF Trust
35.	Calamos Global Dynamic Income Fund
36.	Calamos Global Total Return Fund
37.	Calamos Strategic Total Return Fund
38.	Carlyle Tactical Private Credit Fund
39.	Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
40.	Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
41.	Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
42.	Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
43.	Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
44.	Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
45.	Center Coast Brookfield MLP & Energy Infrastructure Fund
46.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
47.	Clifford Capital International Value Fund, Series of World Funds Trust
48.	Clifford Capital Partners Fund, Series of World Funds Trust
49.	Cliffwater Corporate Lending Fund
50.	Cliffwater Enhanced Lending Fund

51.	Cohen & Steers Infrastructure Fund, Inc.
52.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
53.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
54.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
55.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
56.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
57.	Davis Fundamental ETF Trust
58.	Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
59.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
60.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
61.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
62.	Defiance Pure Electric Vehicle ETF, Series of ETF Series Solutions
63.	Defiance Quantum ETF, Series of ETF Series Solutions
64.	Direxion Funds
65.	Direxion Shares ETF Trust
66.	Dividend Performers ETF, Series of Listed Funds Trust
67.	Dodge & Cox Funds
68.	DoubleLine ETF Trust
69.	DoubleLine Income Solutions Fund
70.	DoubleLine Opportunistic Credit Fund
71.	DoubleLine Yield Opportunities Fund
72.	DriveWealth ETF Trust
73.	EIP Investment Trust
74.	Ellington Income Opportunities Fund
75.	ETF Managers Trust
76.	ETF Opportunities Trust
77.	Evanston Alternative Opportunities Fund
78.	Exchange Listed Funds Trust
79.	FlexShares Trust
80.	Forum Funds
81.	Forum Funds II
82.	Forum Real Estate Income Fund
83.	Goose Hollow Enhanced Equity ETF, Series of Collaborative Investment Series Trust
84.	Goose Hollow Multi-Strategy Income ETF, Series of Collaborative Investment Series Trust
85.	Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
86.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
87.	Guinness Atkinson Funds
88.	Harbor ETF Trust
89.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
90.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
91.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
92.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
93.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
94.	IDX Funds
95.	Innovator ETFs Trust
96.	Ironwood Institutional Multi-Strategy Fund LLC
97.	Ironwood Multi-Strategy Fund LLC
98.	John Hancock Exchange-Traded Fund Trust
99.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
100.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers

101.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
102.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
103.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
104.	Manor Investment Funds
105.	Merk Stagflation ETF, Series of Listed Funds Trust
106.	Milliman Variable Insurance Trust
107.	Mindful Conservative ETF, Series of Collaborative Investment Series Trust
108.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
109.	Mohr Growth ETF, Series of Collaborative Investment Series Trust
110.	Mohr Sector Nav ETF, Series of Collaborative Investment Series Trust
111.	Morgan Stanley ETF Trust
112.	Morningstar Funds Trust
113.	Mutual of America Investment Corporation
114.	NEOS ETF Trust
115.	North Square Investments Trust
116.	OTG Latin American Fund, Series of World Funds Trust
117.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
118.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
119.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
120.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
121.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
122.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
123.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
124.	Palmer Square Opportunistic Income Fund
125.	Partners Group Private Income Opportunities, LLC
126.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
127.	Perkins Discovery Fund, Series of World Funds Trust
128.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
129.	Plan Investment Fund, Inc.
130.	PMC Core Fixed Income Fund, Series of Trust for Professional Managers
131.	PMC Diversified Equity Fund, Series of Trust for Professional Managers
132.	Point Bridge America First ETF, Series of ETF Series Solutions
133.	Preferred-Plus ETF, Series of Listed Funds Trust
134.	Putnam ETF Trust
135.	Quaker Investment Trust
136.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
137.	Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
138.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
139.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
140.	Renaissance Capital Greenwich Funds
141.	Reynolds Funds, Inc.
142.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
143.	RiverNorth Patriot ETF, Series of Listed Funds Trust
144.	RMB Investors Trust
145.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
146.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
147.	Roundhill Alerian LNG ETF, Series of Listed Funds Trust
148.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
149.	Roundhill BIG Bank ETF, Series of Listed Funds Trust
150.	Roundhill Cannabis ETF, Series of Listed Funds Trust

151.	Roundhill ETF Trust
152.	Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
153.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
154.	Roundhill MEME ETF, Series of Listed Funds Trust
155.	Roundhill S&P Global Luxury ETF, Series of Listed Funds Trust
156.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
157.	Roundhill Video Games ETF, Series of Listed Funds Trust
158.	Rule One Fund, Series of World Funds Trust
159.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
160.	Six Circles Trust
161.	Sound Shore Fund, Inc.
162.	SP Funds Trust
163.	Sparrow Funds
164.	Spear Alpha ETF, Series of Listed Funds Trust
165.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
166.	STF Tactical Growth ETF, Series of Listed Funds Trust
167.	Strategic Trust
168.	Strategy Shares
169.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
170.	Syntax ETF Trust
171.	Tekla World Healthcare Fund
172.	Tema ETF Trust
173.	Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
174.	Teucrium AiLA Long-Short Agriculture Strategy ETF, Series of Listed Funds Trust
175.	Teucrium AiLA Long-Short Base Metals Strategy ETF, Series of Listed Funds Trust
176.	The 2023 ETF Series Trust
177.	The 2023 ETF Series Trust II
178.	The Community Development Fund
179.	The Finite Solar Finance Fund
180.	The Private Shares Fund
181.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
182.	Third Avenue Trust
183.	Third Avenue Variable Series Trust
184.	Tidal ETF Trust
185.	Tidal Trust II
186.	TIFF Investment Program
187.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
188.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
189.	Timothy Plan International ETF, Series of The Timothy Plan
190.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
191.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
192.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
193.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
194.	Total Fund Solution
195.	Touchstone ETF Trust
196.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
197.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
198.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
199.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
200.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust

201.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
202.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
203.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
204.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
205.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
206.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
207.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
208.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
209.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
210.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
211.	U.S. Global Investors Funds
212.	Union Street Partners Value Fund, Series of World Funds Trust
213.	Variant Alternative Income Fund
214.	Variant Impact Fund
215.	VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
216.	VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
217.	VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
218.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
219.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
220.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
221.	VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II
222.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
223.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
224.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
225.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
226.	VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
227.	VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II
228.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
229.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
230.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
231.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
232.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
233.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
234.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
235.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
236.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
237.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
238.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
239.	Volatility Shares Trust
240.	West Loop Realty Fund, Series of Investment Managers Series Trust
241.	Wilshire Mutual Funds, Inc.
242.	Wilshire Variable Insurance Trust
243.	WisdomTree Digital Trust
244.	WisdomTree Trust
245.	WST Investment Trust
246.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None

Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None

Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

ITEM 33.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator:

Ultimus Fund Solutions, LLC,

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

or its Advisor:

WST Capital Management

150 W Main Street, Suite 1700

Norfolk, VA 23510

or its Distributor:

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

ITEM 34.	Management Services

None.

ITEM 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 29th day of December, 2023.

WST Investment Trust

By:	*
Wayne F. Wilbanks
Trustee and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	*	Trustee and President	December 29, 2023
Wayne F. Wilbanks

	/s/ Angela A. Simmons	Treasurer	December 29, 2023
Angela A. Simmons

	*	Trustee	December 29, 2023
James H. Speed Jr.

	*	Trustee	December 29, 2023
Thomas G. Douglass

*By:	/s/ Carol J. Highsmith	December 29, 2023
Carol J. Highsmith
Attorney in Fact

EXHIBIT INDEX

Consent of Cohen & Company, Ltd.	EX-99.28.j